UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

AerSale Corporation

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

AerSale Corporation
NOTICE & PROXY STATEMENT
Annual Meeting of Stockholders
June 4, 2024
10:30 a.m. (Eastern time)

AERSALE CORPORATION
255 ALHAMBRA CIRCLE, SUITE 435
CORAL GABLES, FLORIDA 33134
April 23, 2024
To Our Stockholders:
You are cordially invited to attend the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of AerSale Corporation. at 10:30 a.m. Eastern time, on Tuesday, June 4, 2024. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast.
The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the Annual Meeting. Please see the section called “Who can attend the Annual Meeting?” on page 4 of the proxy statement for more information about how to attend the meeting online.
Whether or not you attend the Annual Meeting online, it is important that your shares be represented and voted at the Annual Meeting. Therefore, I urge you to promptly vote and submit your proxy by phone, via the Internet, or, if you received paper copies of these materials, by signing, dating, and returning the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States. If you have previously received our Notice of Internet Availability of Proxy Materials, then instructions regarding how you can vote are contained in that notice. If you have received a proxy card, then instructions regarding how you can vote are contained on the proxy card. If you decide to attend the Annual Meeting, you will be able to vote online, even if you have previously submitted your proxy.
Thank you for your support.
Sincerely,
/s/ Nicolas Finazzo
Nicolas Finazzo
Chairman and Chief Executive Officer

AERSALE CORPORATION
255 Alhambra Circle, Suite 435
Coral Gables, Florida 33134
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD TUESDAY, JUNE 4, 2024
The Annual Meeting of Stockholders (the “Annual Meeting”) of AerSale Corporation, a Delaware corporation (the “Company”), will be held at 10:30 a.m. Eastern time on Tuesday, June 4, 2024. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/ASLE2024 and entering your 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card, or on the instructions that accompanied your proxy materials. The Annual Meeting will be held for the following purposes:
Proposal 1:
election of seven members of our Board of Directors named in the accompanying proxy statement for a one-year term to expire at the 2025 Annual Meeting of Stockholders; and

Proposal 2:
ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024.

Holders of record of our common stock as of the close of business on April 15, 2024, are entitled to notice of and to vote at the Annual Meeting, or any continuation, postponement, or adjournment of the Annual Meeting. A complete list of such stockholders will be open to the examination of any stockholder at our principal executive offices at 255 Alhambra Plaza Place, Suite 435, Coral Gables, Florida 33134 for a period of ten days prior to the Annual Meeting. The list of these stockholders will also be available on the bottom of your screen during the Annual Meeting after entering the 16-digit control number included on your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials. The Annual Meeting may be continued or adjourned from time to time without notice other than by announcement at the Annual Meeting.
It is important that your shares be represented regardless of the number of shares you may hold. Whether or not you plan to attend the Annual Meeting online, we urge you to vote your shares via the toll-free telephone number or over the Internet, as described in the enclosed materials. If you received a copy of the proxy card by mail, you may sign, date, and mail the proxy card in the enclosed return envelope. Promptly voting your shares will ensure the presence of a quorum at the Annual Meeting and will save us the expense of further solicitation. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable at your option.
By Order of the Board of Directors
/s/ James Fry
James Fry
Executive VP, General Counsel & Secretary
Coral Gables, Florida
April 23, 2024

AerSale, Inc. | i

Note Regarding Corporate History and Background
In this proxy statement, “AerSale”, “Company”, “we”, “us”, and “our” refer to AerSale Corporation (f/k/a Monocle Holdings Inc.) and its consolidated subsidiaries. On December 22, 2020, (the “Closing Date”), Monocle Acquisition Corporation (“Monocle”) consummated the previously announced business combination pursuant to that certain Amended and Restated Agreement and Plan of Merger, dated September 8, 2020 (the “Merger Agreement”), by and among Monocle, AerSale Corporation (f/k/a Monocle Holdings Inc.), a Delaware corporation (the “Company”), AerSale Aviation, Inc. (f/k/a AerSale Corp.), a Delaware corporation (“AerSale Aviation”), Monocle Merger Sub 1 Inc., a Delaware corporation (“Merger Sub 1”), Monocle Merger Sub 2 LLC, a Delaware limited liability company (“Merger Sub 2”), and Leonard Green & Partners, L.P. (“Leonard Green”), a Delaware limited partnership, solely in its capacity as the initial Holder Representative (as defined in the Merger Agreement).
The transactions contemplated by the Merger Agreement are referred to herein as the “Merger” or the “Business Combination” and in connection therewith, Monocle merged with and into us, whereby we survived the merger and became the successor issuer to Monocle by operation of Rule 12g-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Upon the consummation of the Merger: (a) Merger Sub 1 was merged with and into Monocle, with Monocle surviving the merger as a wholly-owned direct subsidiary of the Company (the “First Merger”), and (b) Merger Sub 2 was merged with and into AerSale Aviation, with AerSale Aviation surviving the merger as a wholly-owned indirect subsidiary of the Company (the “Second Merger”).
In connection with the closing of the Business Combination (the “Closing”), AerSale Aviation changed its name from “AerSale Corp.” to “AerSale Aviation, Inc.” and the Company changed its name from “Monocle Holdings Inc.” to “AerSale Corporation.” Immediately following the Merger, the Company contributed all of its ownership in Monocle to AerSale Aviation which will continue as a wholly owned subsidiary of the Company.
Forward-looking Statements
This proxy statement contains forward-looking statements. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements other than statements of historical facts contained in this proxy statement, including statements regarding our environmental and sustainability plans and goals and the ability to launch new services and products or to profitably expand into new markets, may constitute forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential”, or “continue” or the negative of these terms or other similar expressions. The forward-looking statements in this proxy statement reflect management’s current expectations and are inherently uncertain. These forward-looking statements speak only as of the date of this proxy statement and are subject to a number of important factors that could cause actual results to differ materially from those in the forward-looking statements, including the factors described in our Annual Report on Form 10-K for the year ended December 31, 2023.

AerSale, Inc. | ii

PROXY STATEMENT
AERSALE CORPORATION
255 Alhambra Plaza, Suite 435
Coral Gables, Florida 33134
This proxy statement is furnished in connection with the solicitation by the Board of Directors of the Company (the “Board” or the “Board of Directors”) of proxies to be voted at our Annual Meeting of Stockholders to be held on Tuesday, June 4, 2024 (the “Annual Meeting”), at 10:30 a.m. Eastern time, and at any continuation, postponement, or adjournment of the Annual Meeting. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/ASLE2024 and entering your 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card, or on the instructions that accompanied your proxy materials.
Holders of record of shares of our common stock, $0.0001 par value per share (“common stock”), as of the close of business on April 15, 2024 (the “Record Date”), will be entitled to notice of and to vote at the Annual Meeting and any continuation, postponement, or adjournment of the Annual Meeting. As of the Record Date, there were 53,009,026 shares of common stock outstanding and entitled to vote at the Annual Meeting. Each share of common stock is entitled to one vote on any matter presented to stockholders at the Annual Meeting.
This proxy statement and the Company’s Annual Report to Stockholders for the year ended December 31, 2023 (the “2023 Annual Report”) will be released on or about April 23, 2024, to our stockholders on the Record Date.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON TUESDAY, JUNE 4, 2024
This Proxy Statement and the 2023 Annual Report are available at http://www.proxyvote.com
AerSale, Inc. | 1

PROXY STATEMENT
Proposals
At the Annual Meeting, our stockholders will be asked:
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To elect Nicolas Finazzo, Robert B. Nichols, Jonathan Seiffer, Peter Nolan, General C. Robert Kehler, Lt. General Judith Fedder and Andrew Levy as directors to serve until the 2025 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified;

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To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024; and

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To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.

We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.
Recommendations of the Board
The Board of Directors recommends that you vote your shares as indicated below. If you return a properly completed proxy card, or vote your shares by telephone or Internet, your shares of common stock will be voted on your behalf as you direct. If not otherwise specified, the shares of common stock represented by proxies will be voted, and the Board of Directors recommends that you vote:
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FOR the election of Nicolas Finazzo, Robert B. Nichols, Jonathan Seiffer, Peter Nolan, General C. Robert Kehler, Lt. General Judith Fedder and Andrew Levy to serve as directors until the 2025 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified; and

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FOR the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024.

If any other matter properly comes before the stockholders for a vote at the Annual Meeting, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.
Information About This Proxy Statement
Why you received this proxy statement. You are viewing or have received these proxy materials because AerSale’s Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (“SEC”) and that is designed to assist you in voting your shares.
Notice of Internet Availability of Proxy Materials. As permitted by SEC rules, AerSale is making this proxy statement and its 2023 Annual Report available to its stockholders electronically via the Internet. On or about April 23, 2024, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Notice”) containing instructions on how to access this proxy statement and our 2023 Annual Report and vote online. If you received an Internet Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you specifically request them. Instead, the Internet Notice instructs you on how to access and review all of the important information contained in the proxy statement and 2023 Annual Report. The Internet Notice also instructs you on how you may submit your proxy over the Internet. If you received an Internet Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained on the Internet Notice.

AerSale, Inc. | 2

PROXY STATEMENT
Printed Copies of Our Proxy Materials. If you received printed copies of our proxy materials, then instructions regarding how you can vote are contained on the proxy card included in the materials.
Householding. The SEC’s rules permit us to deliver a single set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of the proxy materials, contact Broadridge Financial Solutions, Inc. at 1-866-540-7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.
If you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future proxy materials for your household, please contact Broadridge at the above phone number or address.

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QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING OF STOCKHOLDERS
Who is entitled to vote at the Annual Meeting?
The Record Date for the Annual Meeting is April 15, 2024. You are entitled to vote at the Annual Meeting only if you were a stockholder of record at the close of business on that date, or if you hold a valid proxy for the Annual Meeting. Each outstanding share of common stock is entitled to one vote for all matters before the Annual Meeting. At the close of business on the Record Date, there were 53,009,026 shares of common stock outstanding and entitled to vote at the Annual Meeting.
What is the difference between being a “record holder” and holding shares in “street name”?
A record holder holds shares in his or her name. Shares held in “street name” means shares that are held in the name of a bank or broker on a person’s behalf.
Am I entitled to vote if my shares are held in “street name”?
Yes. If your shares are held by a bank or a brokerage firm, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials are being provided to you by your bank or brokerage firm, along with a voting instruction card if you received printed copies of our proxy materials. As the beneficial owner, you have the right to direct your bank or brokerage firm how to vote your shares, and the bank or brokerage firm is required to vote your shares in accordance with your instructions. If your shares are not registered in your own name and you would like to vote your shares at the Annual Meeting, you should contact your broker or other nominee to obtain your 16-digit control number or otherwise vote through the broker or nominee.
How many shares must be present to hold the Annual Meeting?
A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, online or by proxy, of the holders of a majority of the issued and outstanding shares of common stock entitled to vote on the Record Date will constitute a quorum.
Who can attend the Annual Meeting?
As part of our effort to maintain a safe and healthy environment for our directors, members of management and stockholders who wish to attend the Annual Meeting, AerSale has decided to hold the Annual Meeting entirely online this year. You may attend and participate in the Annual Meeting by visiting the following website www.virtualshareholdermeeting.com/ASLE2024.
To attend and participate in the Annual Meeting, you will need the 16-digit control number included in your Internet Notice, on your proxy card, or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions, or access the list of stockholders as of the Record Date. The meeting webcast will begin promptly at 10:30 a.m. Eastern time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 10:15 a.m., Eastern time, and you should allow ample time for the check-in procedures.
What if a quorum is not present at the Annual Meeting?
If a quorum is not present at the scheduled time of the Annual Meeting, the Chairperson of the Annual Meeting is authorized by our Amended and Restated Bylaws, as amended, to adjourn the meeting, without the vote of stockholders.
What does it mean if I receive more than one Internet Notice or more than one set of proxy materials?
It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each Internet Notice or set of proxy materials, please submit your proxy by phone, via the Internet, or, if you received printed copies of the proxy materials, by signing, dating, and returning the enclosed proxy card in the enclosed envelope.

AerSale, Inc. | 4

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING OF STOCKHOLDERS
How do I vote?
Stockholders of Record. If you are a stockholder of record, you may vote:
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by Internet — You can vote over the Internet at www.proxyvote.com by following the instructions on the Internet Notice or proxy card;

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by Telephone — You can vote by telephone by calling 1-800-690-6903 and following the instructions on the proxy card;

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by Mail — You can vote by mail by signing, dating, and mailing the proxy card if provided to you; or

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Electronically at the Annual Meeting — If you attend the Annual Meeting online, you will need the 16-digit control number included in your Internet Notice, on your proxy card, or on the instructions that accompanied your proxy materials to vote electronically during the meeting.

Internet and telephone voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern time, on June 3, 2024. To participate in the Annual Meeting, including to vote via the Internet or telephone, you will need the 16-digit control number included on your Internet Notice, on your proxy card, or on the instructions that accompanied your proxy materials.
Whether or not you expect to attend the Annual Meeting online, we urge you to vote your shares as promptly as possible to ensure your representation and the presence of a quorum at the Annual Meeting. If you submit your proxy, you may still decide to attend the Annual Meeting and vote your shares electronically.
Beneficial Owners of Shares Held in “Street Name.” If your shares are held in “street name” through a bank or broker, you will receive instructions on how to vote from the bank or broker. You must follow their instructions in order for your shares to be voted. Internet and telephone voting also may be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you would like to vote your shares online at the Annual Meeting, you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date. You will need to obtain your own Internet access if you choose to attend the Annual Meeting online and/or vote over the Internet.
Can I change my vote after I submit my proxy?
Yes.
If you are a registered stockholder, you may revoke your proxy and change your vote:
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by submitting a duly executed proxy bearing a later date;

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by granting a subsequent proxy through the Internet or telephone;

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by giving written notice of revocation to the Secretary of AerSale prior to the Annual Meeting; or

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by voting online at the Annual Meeting.

Your most recent proxy card or Internet or telephone proxy is the one that is counted. Your attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Secretary before your proxy is voted or you vote online at the Annual Meeting.
If your shares are held in street name, you may change or revoke your voting instructions by following the specific directions provided to you by your bank or broker, or you may vote online at the Annual Meeting using your 16-digit control number or otherwise vote through your bank or broker.
Who will count the votes?
A representative of Broadridge Financial Solutions, Inc., our inspector of election, will tabulate and certify the votes.

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QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING OF STOCKHOLDERS
What if I do not specify how my shares are to be voted?
If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board of Directors. The Board of Directors’ recommendations are indicated on page 2 of this proxy statement, as well as with the description of each proposal in this proxy statement.
Will any other business be conducted at the Annual Meeting?
We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.
Why hold a virtual meeting?
A virtual meeting enables increased stockholder attendance and participation because stockholders can participate from any location around the world. You will be able to attend the Annual Meeting online and submit your questions by visiting www.virtualshareholdermeeting.com/ASLE2024. You also will be able to vote your shares electronically at the Annual Meeting by following the instructions above.
What if during the check-in time or during the Annual Meeting I have technical difficulties or trouble accessing the virtual meeting website?
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website, and the information for assistance will be located on www.virtualshareholdermeeting.com/ASLE2024.
Will there be a question and answer session during the Annual Meeting?
As part of the Annual Meeting, we will hold a live Q&A session, during which we intend to answer appropriate questions submitted by stockholders during the meeting that are pertinent to the Company and the meeting matters.
The Company will endeavor to answer as many questions submitted by stockholders as time permits. Only stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “Who can attend the Annual Meeting?” will be permitted to submit questions during the Annual Meeting. Each stockholder is limited to no more than two questions. Questions should be succinct and only cover a single topic. We will not address questions that are, among other things:
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irrelevant to the business of the Company or to the business of the Annual Meeting;

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related to material non-public information of the Company, including the status or results of our business since our last Quarterly Report on Form 10-Q;

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related to any pending, threatened or ongoing litigation;

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related to personal grievances;

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derogatory references to individuals or that are otherwise in bad taste;

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substantially repetitious of questions already made by another stockholder;

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in excess of the two question limit;

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in furtherance of the stockholder’s personal or business interests; or

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out of order or not otherwise suitable for the conduct of the Annual Meeting as determined by the Chair of the Annual Meeting or our Secretary in their reasonable judgment.

Additional information regarding the Q&A session will be available in the “Rules of Conduct” available on the Annual Meeting webpage for stockholders who have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “Who can attend the Annual Meeting?”.

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QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING OF STOCKHOLDERS
How many votes are required for the approval of the proposals to be voted upon and how will abstentions and broker non-votes be treated?
Proposal	Votes required	Effect of Abstentions and Broker Non-Votes
Proposal 1: Election of Directors	The majority of the votes cast. This means that the number of votes cast “FOR” a director’s election must exceed the number of votes cast “AGAINST” that director’s election.	Abstentions and broker non-votes will have no effect on this proposal.
Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2024	The affirmative vote of a majority of the outstanding shares present at the Annual Meeting online or by proxy and entitled to vote.	Abstentions will have the same effect as a vote against the proposal. We do not expect any broker non-votes on this proposal.
What is an “abstention” and how will abstentions be treated?
An “abstention” represents a stockholder’s affirmative choice to decline to vote on a proposal. Abstentions are counted as present and entitled to vote for purposes of determining a quorum. Abstentions have no effect on the election of directors. Abstentions will have the same effect as a vote against the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024.
What are broker non-votes and do they count for determining a quorum?
Generally, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker (1) has not received voting instructions from the beneficial owner and (2) lacks discretionary voting power to vote those shares. A broker is entitled to vote shares held for a beneficial owner on routine matters, such as the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm, without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on non-routine matters, such as the election of directors of AerSale Corporation. Broker non-votes count for purposes of determining whether a quorum is present.
Where can I find the voting results of the Annual Meeting?
We plan to announce preliminary voting results at the Annual Meeting and we will report the final results in a Current Report on Form 8-K, which we intend to file with the SEC after the Annual Meeting.

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PROPOSALS TO BE VOTED ON
PROPOSAL 1: ELECTION OF DIRECTORS
At the Annual Meeting, seven directors are to be elected to hold office until the Annual Meeting of Stockholders to be held in 2025 and until each such director’s respective successor is elected and qualified or until each such director’s earlier death, resignation or removal.
The Board has nominated, Nicolas Finazzo, Robert B. Nichols, Jonathan Seiffer, Peter Nolan, General C. Robert Kehler, Lt. General Judith Fedder, and Andrew Levy, as director candidates to serve as directors until the 2025 Annual Meeting and until each such director’s respective successor is elected and qualified.
In accordance with our Amended and Restated Certificate of Incorporation and our Amended and Restated Bylaws, each as amended, the Board of Directors will stand for election for one-year terms that expire at the following year’s annual meeting and until his or her successor has been elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification, or removal. Pursuant to our Amended and Restated Certificate of Incorporation, as amended, the total number of directors shall be fixed exclusively by resolutions adopted from time to time by the Board, which number is currently seven. Proxies cannot be voted for a greater number of persons than the number of nominees named. Newly created directorships resulting from an increase in the number of directors and any vacancies on the Board resulting from death, resignation, retirement, disqualification, removal, or other cause may be filled solely and exclusively by a majority vote of the remaining directors then in office, even if less than a quorum, or by a sole remaining director (and not by stockholders).
If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote the shares of common stock represented thereby for the election as a director of the person whose name and biography appears below. In the event that any of Mr. Finazzo, Mr. Nichols, Mr. Seiffer, Mr. Nolan, General Kehler, Lt. General Fedder, or Mr. Levy should become unable to serve, or for good cause will not serve, as a director, it is intended that votes will be cast for a substitute nominee designated by the Board of Directors or the Board may elect to reduce its size. The Board of Directors has no reason to believe that any of the director nominees will be unable to serve if elected. Each of the director nominees has consented to being named in this proxy statement and to serve if elected.
Vote Required
The proposal regarding the election of directors requires the approval of a majority of the votes cast. This means that the number of votes cast “FOR” a director’s election must exceed the number of votes cast “AGAINST” that director’s election.
Abstentions and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.
Recommendation of the Board of Directors The Board of Directors unanimously recommends a vote FOR the election of each of the below director nominees.

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PROPOSALS TO BE VOTED ON
The current members of the Board of Directors who are also nominees for election to the Board of Directors as directors are as follows:
Name	Age	Position with AerSale
Nicolas Finazzo	67	Chairman, Chief Executive Officer, and Director
Robert B. Nichols	67	Director
Jonathan Seiffer	52	Director
Peter Nolan	65	Director
General C. Robert Kehler	71	Director
Lt. General Judith Fedder	66	Director
Andrew Levy	54	Director
The following information with respect to the seven nominees is based on information furnished to the Company by each nominee and highlights the specific experience, qualifications, attributes, and skills of the individual nominees that have led the Board to conclude that each should continue to serve on the Board:

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PROPOSALS TO BE VOTED ON
Nicolas Finazzo
Age: 67 Position: Chairman, Chief Executive Officer, and Director
Nicolas Finazzo has served on our Board since December 2020. Mr. Finazzo co-founded AerSale Corp. in 2008 with Mr. Nichols and has served as Chairman and Chief Executive Officer from inception until January 2019, and again since December 2019. He has also served as Division President, TechOps since December 2019. From January 2019 to December 2019, Mr. Finazzo was Executive Chairman of AerSale Corp. From 1997 to 2008, Mr. Finazzo was Co-Founder and Chief Executive Officer of AeroTurbine, Inc., a supplier of aircraft and engine products and MRO service provider. In 1997, Mr. Finazzo was Vice President and General Counsel of AeroThrust, Inc., parts supplier, MRO service provider and aircraft engine leasing company. From 1991 to 1997, Mr. Finazzo was Vice President and General Counsel of International Air Leases, Inc., a used aircraft leasing company. From 1987 to 1991, Mr. Finazzo was Vice President of Contracts for Greenwich Air Services, a jet engine maintenance, repair and overall (“MRO”) service provider. From 1981 to 1987, Mr. Finazzo was President of Southern Express Airways, Inc., a commuter airline operating in the United States. Mr. Finazzo graduated from the University of Michigan with a Bachelor of Science degree in Political Science and earned a Juris Doctorate degree from the University of Miami School of Law. Mr. Finazzo is a member in good standing of the Florida Bar and also holds an Federal Aviation Administration Airframe and Powerplant Mechanic’s license.
As one of our founders, Chairman and Chief Executive Officer, Mr. Finazzo brings to the Board significant senior leadership and institutional knowledge of the Company with considerable expertise in MRO services, parts distribution and aircraft and engine leasing sectors of the industry.

Non-Employee Directors
Robert B. Nichols
Age: 67 Position: Director
Robert B. Nichols has served on our Board since December 2020. Mr. Nichols co-founded AerSale Corp. in 2008 with Mr. Finazzo and served as Vice Chairman from January 2019 until his retirement on December 31, 2023. He has also served as Division President, Asset Management Solutions from December 2019 until his retirement on December 31, 2023 . From 2017 to December 2019, Mr. Nichols was Principal of AerSale Corp. From 2008 to 2017, Mr. Nichols also was Chief Operating Officer of AerSale Corp. From 1997 to 2008, prior to founding AerSale, Mr. Nichols was Co-Founder and Chief Operating Officer of AeroTurbine, Inc. from 1990 to 1997. Prior to AeroTurbine, he was Vice President of Engine Sales and Leasing for AeroThrust, Inc. from 1989 to 1990, and Director of Engine Sales and Leasing for Greenwich Air Services. Mr. Nichols graduated from the University of Texas with a Bachelor of Science degree in business administration and accounting and attended vocation and technical training at Boeing (formerly Aviall Baniff) on a variety of aircraft engines including P&WJT8D, CFMI, CFM56-3, IAE V2500, and RR Tay 650 heavy maintenance.
As one of our founders and former Vice Chairman, Mr. Nichols brings to the Board significant senior leadership, marketing, technical, and global experience along with deep institutional knowledge of the Company, its operations and customer relations.

Jonathan Seiffer
Age: 52 Position: Director
Jonathan Seiffer has served on our Board since December 2020. Mr. Seiffer currently serves as Senior Partner with Leonard Green & Partners, L.P. (“Leonard Green”), a private equity firm that is one of AerSale Corporation’s significant stockholders, which he joined in 1994. Before joining Leonard Green, he worked in corporate finance at Donaldson, Lufkin & Jenrette. Mr. Seiffer currently serves on the boards of Signet Jewelers Limited (NYSE: SIG), Authentic Brands Group, Caliber Collision Centers, Mister Car Wash, Inc. (NYSE: MCW), SRS Distribution, Mariner Wealth Advisors, Parts Town, West Shore Home and Sun Auto. Mr. Seiffer graduated Summa Cum Laude from the University of Pennsylvania in 1993 with a BSE degree with concentrations in Finance and Management and a BAS degree with a concentration in Systems Engineering.
Mr. Seiffer brings particular knowledge and experience in finance, and broad-based experience in the leadership of distribution businesses. Mr. Seiffer also brings to the Board significant strategic leadership, experience in the investment industry and valuable global business perspective.

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PROPOSALS TO BE VOTED ON
Peter Nolan
Age: 65 Position: Director
Peter Nolan has served on our Board since December 2020 and has served as our lead independent director since June 9, 2023. Mr. Nolan is the Chairman of Nolan Capital, a private investment company, a senior advisor to Leonard Green, and was previously a managing partner of Leonard Green. Mr. Nolan previously served on the board of directors of Activision Blizzard, Inc., until it was acquired by Microsoft Corporation in October 2023, among others. Prior to becoming a partner at Leonard Green in 1997, Mr. Nolan served as a managing director and the Co-Head of Donaldson, Lufkin and Jenrette’s Los Angeles Investment Banking Division from 1990 to 1997, as a First Vice President in corporate finance at Drexel Burnham Lambert from 1986 to 1990, and as a Vice President at Prudential Securities, Inc. from 1982 to 1986. Prior to 1982, Mr. Nolan was an associate at Manufacturers Hanover Trust Company. Mr. Nolan graduated from the Dyson School of Applied Economics and Management, Cornell University and has an MBA from the Johnson College of Business, Cornell University.
Mr. Nolan brings to the Board experience in finance, asset management, capital markets and capital management, experience as a senior executive, and perspective as an institutional investor.

General C. Robert Kehler
Age: 71 Position: Director
General C. Robert Kehler, USAF (ret), served as a director of Monocle until the business combination merger with AerSale in December 2020. He has 43 years of leadership, strategy and governance experience related to military operations of the United States of America. General Kehler currently serves on the board of directors of Connect Bidco Ltd. (parent of Inmarsat) and is a senior advisor to McKinsey and Company. General Kehler previously served on the board of directors of Maxar Technologies Ltd. until it was acquired in May 2023. In 2022, the governor of Virginia appointed him to the board of the Virginia Commercial Space Flight Authority.
General Kehler retired from the United States Air Force in December 2013 after almost 39 years of distinguished service. From January 2011 until November 2013, he served as the Commander, United States Strategic Command (“USSTRATCOM”), where he was directly responsible to the Secretary of Defense and President for the plans and operations of all U.S. forces conducting strategic deterrence, nuclear alert, global strike, space, cyberspace and associated operations. Prior to commanding USSTRATCOM, General Kehler commanded United States Air Force Space Command (predecessor to the United States Space Force) and two operational space wings conducting space launch, missile warning, and space control missions. He also commanded an intercontinental ballistic missile squadron and group.
General Kehler entered the Air Force in 1975 as a Distinguished Graduate of the Pennsylvania State University R.O.T.C. program, has master’s degrees in Public Administration and National Security and Strategic Studies, and completed executive development programs at Carnegie-Mellon, Syracuse, and Harvard Universities. His military awards include the Defense Distinguished and Superior Service Medals, the Distinguished Service Medal (2 awards), Legion of Merit (3 awards), and the French Legion of Honor (Officer). General Kehler is an Affiliate of Stanford’s Center for International Security and Cooperation and a Senior Fellow of the National Defense University.
Mr. Kehler brings to the Board over 40 years of leadership and governance experience and extensive involvement serving as a director and member of board committees.

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PROPOSALS TO BE VOTED ON
Lt. General Judith A. Fedder
Age: 66 Position: Director
General Fedder has served on our Board since July 1, 2022. At the time of her retirement after nearly 35 years of active duty Air Force service, General Fedder served as Deputy Chief of Staff for Logistics, Installations and Mission Support, Headquarters U.S. Air Force, Washington, D.C. In that role, she was responsible to the Air Force Chief of Staff for leadership, management and integration of Air Force logistics readiness, aircraft, munitions, and missile maintenance, with emphasis on combat readiness and weapon system availability. Her portfolio also included setting policy and preparing budget estimates for Air Force civil engineering and security forces functions. Following her military career, General Fedder was a Senior Director at The Boeing Company for Global Sales and Marketing, Integrated Logistics, Boeing Defense. In that role, she secured capture of after-market services for military fighter and helicopter platforms and supply chain. She is currently a Senior Advisor at the Boston Consulting Group.
General Fedder is a member of the Board of Directors of the Institute for Defense & Business, a nonprofit education and research institute in Chapel Hill, NC. She also served as a member of the Defense Advisory Committee for Women in the Services and is an Emeritus Member of the Board of Governors for Civil Air Patrol. General Fedder is a former Presidential appointee to the Board of Visitors for the U.S. Air Force Academy as well as recipient of the Michigan State University Distinguished Alumni Award in 2014.
General Fedder graduated from Michigan State University in 1980 with a Bachelor of Science degree and holds an MBA from the Florida Institute of Technology. She is also a distinguished graduate of the Air Force Reserve Officer Training Corps program, and her active duty career included leading and commanding aircraft maintenance units. General Fedder served as the Sub-Unified Commander of U.S. Forces Azores and commanded the 76th Maintenance Wing aircraft depot at Tinker AFB, Oklahoma, leading over 9,000 employees in the maintenance, repair, and overhaul of military aircraft, engines, and components.
General Fedder brings to the Board over 35 years of leadership and governance experience in aeronautical government and defense contracting and logistics.

Andrew Levy
Age: 54 Position: Director
Mr. Levy has served on our Board since April 15, 2023. Mr. Levy is the founder, Chairman and Chief Executive Officer of Avelo Airlines. Prior to launching Avelo Airlines in 2021, Mr. Levy was a co-founder, President and Chief Financial Officer at Allegiant Travel Company (Nasdaq: ALGT). Following his tenure at Allegiant, Mr. Levy served as Chief Financial Officer for United Airlines (NYSE: UAL) from August 2016 until May 2018. Mr. Levy has been a member of the board of directors at Copa Holdings, S.A. (NYSE: CPA) since 2016, a leading Latin American airline, and has served on the audit committee. Mr. Levy started his aviation career as the Director of Contracts at ValueJet Airlines and also served as Vice President of Savoy Capital, an aviation focused investment and advisory firm, and Vice President of Network Development and Planning at Mpower Communications, a telecommunications company.
Mr. Levy earned a BA degree in Economics from Washington University in St. Louis and a Juris Doctorate degree from Emory University School of Law.
Mr. Levy brings to the Board just under three decades of corporate and entrepreneurial experience in the aviation and telecommunications industries as well as leadership and governance experience and extensive involvement serving as a director and member of board committees.

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PROPOSALS TO BE VOTED ON
PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Our Audit Committee has appointed Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024. Our Board has directed that this appointment be submitted to our stockholders for ratification at the Annual Meeting. Although ratification of our appointment of Grant Thornton LLP is not required, we value the opinions of our stockholders and believe that stockholder ratification of our appointment is a good corporate governance practice. In the event that the appointment of Grant Thornton LLP is not ratified by the stockholders, the Audit Committee will consider this fact when it appoints the independent auditors for the fiscal year ending December 31, 2025. Even if the appointment of Grant Thornton LLP is ratified, the Audit Committee retains the discretion to appoint a different independent auditor at any time if it determines that such a change is in the interest of the Company. Grant Thornton LLP has served as our independent auditor for fiscal years 2020 to 2023.
A representative of Grant Thornton LLP is expected to attend the 2024 Annual Meeting and to have an opportunity to make a statement and be available to respond to appropriate questions from stockholders.
Vote Required
This proposal requires the affirmative vote of a majority of the outstanding shares present at the Annual Meeting online or by proxy and entitled to vote. Abstentions will have the same effect as a vote against the proposal. Because brokers have discretionary authority to vote on the ratification of the appointment of Grant Thornton LLP, we do not expect any broker non-votes in connection with this proposal.

Recommendation of the Board of Directors
The Board of Directors unanimously recommends a vote FOR the Ratification of the Appointment of Grant Thornton LLP as our Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2024.

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REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
The Audit Committee has reviewed the audited consolidated financial statements of AerSale Corporation (the “Company”) for the fiscal year ended December 31, 2023, and has discussed these financial statements with management and the Company’s independent registered public accounting firm. The Audit Committee has also received from, and discussed with, the Company’s independent registered public accounting firm various communications that such independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.
The Company’s independent registered public accounting firm also provided the Audit Committee with a formal written statement required by PCAOB Rule 3526 (Communications with Audit Committees Concerning Independence) describing all relationships between the independent registered public accounting firm and the Company, including the disclosures required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence.
Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023.
AUDIT COMMITTEE
Andrew Levy (Chair)
Peter Nolan
Lt. General Judith Fedder

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND OTHER MATTERS
The following table summarizes the fees of Grant Thornton LLP, our independent registered public accounting firm, billed to us for each of the last two fiscal years for audit services and billed to us in each of the last two fiscal years for other services:
Fee Category	2023	2022
Audit Fees	$943,610	$912,252
Audit-Related Fees	$—	$—
Tax Fees	$71,397	$65,469
All Other Fees	$—	$—
Total Fees	$1,015,007	$977,721
Audit Fees
Audit fees for the fiscal years ended December 31, 2023, and 2022 include fees for the audit of the Company’s consolidated financial statements, the review of interim financial statements included in the Company’s Quarterly Reports on Form 10-Q, registration statements, and statutory audits.
Tax Fees
Tax fees consist of fees related primarily to tax compliance matters, including international, federal and state tax return preparation, and consultations regarding tax matters.
Audit Committee Pre-Approval Policy and Procedures
The Audit Committee has adopted a policy (the “Pre-Approval Policy”) that sets forth the procedures and conditions pursuant to which audit and non-audit services proposed to be performed by the independent auditor may be pre-approved. The Pre-Approval Policy generally provides that we will not engage Grant Thornton LLP to render any audit, audit-related, tax or permissible non-audit service unless the service is either (i) explicitly approved by the Audit Committee (“specific pre-approval”) or (ii) entered into pursuant to the pre-approval policies and procedures described in the Pre-Approval Policy (“general pre-approval”). Unless a type of service to be provided by Grant Thornton LLP has received general pre-approval under the Pre-Approval Policy, it requires specific pre-approval by the Audit Committee or by a designated member of the Audit Committee to whom the committee has delegated the authority to grant pre-approvals. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval. For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Company’s business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Company’s ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative. The Audit Committee periodically reviews and pre-approves the services (and related fee levels or budgeted amounts) that may be provided by Grant Thornton LLP without first obtaining specific pre-approval from the Audit Committee. The Audit Committee may revise the list of general pre-approved services from time to time, based on subsequent determinations.
All fees and services described in the table above were pre-approved pursuant to the Pre-Approval Policy.

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CURRENT EXECUTIVE OFFICERS
The following table identifies our current executive officers:
Name	Age	Position
Nicolas Finazzo(1)	67	Chairman, Chief Executive Officer and Director
Martin Garmendia(2)	49	Chief Financial Officer and Treasurer
Gary Jones(3)	61	Chief Operating Officer and Division President Airframe and Engine Materials
Basil Barimo(4)	58	Division President, MRO Services
Craig Wright(5)	55	Division President, Aircraft & Engine Management
Iso Nezaj(6)	68	Chief Product Development Officer
James Fry(7)	62	Executive Vice President, General Counsel & Corporate Secretary
Ben Tschirhart(8)	47	Division President, Engineered Solutions
Enrique Pizzi(9)	52	Chief Information Officer

(1)
See biography on page 10 of this proxy statement.

(2)
Martin Garmendia has served as our Chief Financial Officer since 2018. From 2015 to 2018, he served as our Senior Vice President of Finance and Corporate Controller. From 2006 to 2015, Mr. Garmendia had various roles for NextEra Energy (NYSE: NEE) including Senior Director of Corporate Accounting for Florida Power & Light, a power utility company and Controller during the IPO of NextEra Energy Partners (NYSE: NEP). From 2003 to 2006, Mr. Garmendia had various roles for Bacardi USA, Inc., a spirits company, including Finance Manager of the Forecast Budget & Analysis Group. From 2000 to 2003, Mr. Garmendia was a Senior Auditor in the Assurance & Advisory Practice at Deloitte & Touche, LLP, a multinational professional services network and accounting firm. Mr. Garmendia is a Certified Public Accountant in the State of Florida.

(3)
Gary Jones was promoted to Chief Operating Officer on March 27, 2023, and continues to also serve as President of our Materials Group, a position which he has held since 2019. From 1999 through 2019, he was President and Chief Executive Officer of Qwest Air Parts, a supplier and distributor of commercial aviation parts that was acquired by AerSale Corp. in 2019. From 1983 to 1998, Mr. Jones was Vice President of Acquisitions for GE Capital Aviation Services, a commercial aviation financing and leasing company.

(4)
Basil Barimo has served as our Division President, MRO Services since March 2023 and previously served as our Division President, Component MRO Services from December 2019 to March 2023. From January 2019 to December 2019, he served as our Chief Executive Officer and from 2017 to January 2019, Mr. Barimo was Chief Operating Officer of AerSale Corp. From 2010 to 2017, Mr. Barimo was Executive Vice President of Repair for the NORDAM Group, an aerospace components MRO service provider. From 2003 to 2009, Mr. Barimo was the Vice President of Operations and Safety for Air Transport Association of America, a U.S. trade association and lobbying group. From 2002 to 2003, Mr. Barimo was the Vice President of Operations for Avborne, Inc., a supplier of mid-life aircraft, engines and used serviceable material, and MRO service provider. From 1989 to 2002, Mr. Barimo was the Senior Director of Maintenance Quality Assurance for US Airways, Inc., a commercial airline.

(5)
Craig Wright has served as our Division President, Aircraft & Engine Management since December 2019. From January 2019 to December 2019, he was the President of AerSale Corp. From June 2017 to January 2019, Mr. Wright was Chief Commercial Officer of AerSale Corp. From 2010 to 2017, he was Senior Vice President of Aircraft Leasing for AerSale Corp. From 2006 to 2010, he was Vice President of Fleet for Macquarie AirFinance, a global aircraft leasing company. From 2001 to 2006, Mr. Wright was Director of Corporate Finance for GATX Capital Corp., working in multiple business units including rail/locomotive, IT equipment and aviation finance. From 1990 to 1998, Mr. Wright was a Consulting Engineer for Lin & Associates, Inc., a specialized structural engineering company.

(6)
Iso Nezaj has served as our Chief Product Officer since August 2023. From 2017 until August 2023, Mr. Nezaj was our Division President, Engineered Solutions. He also previously served as our Chief Technical Officer from 2019 to 2021. From 2014 to 2017, Mr. Nezaj was our Senior Vice President of Technical Services. From 2010 to 2014, Mr. Nezaj was our Vice President in Technical Services. From 2009 to 2010, he was President of Air One Maintenance & Engineering LLC, a maintenance repair operation service provider. From 2000 to 2009, Mr. Nezaj was General Manager of Commercial Jet Inc., a maintenance repair operation service provider. From 1997 to 1999, Mr. Nezaj was Vice President and Chief Operating Officer of Skytrak International Airlines, Inc., a US FAR certified 21 commercial airline. From 1995 to 1997, Mr. Nezaj was Vice President of Engineering for Aeron Equities, Inc., a leasing aviation company. From 1993 to 1994, Mr. Nezaj was Director of Quality Assurance and Engineering for Kiwi International Airlines, Inc., a US FAR certified 121 commercial airline.

(7)
James Fry has been the Executive Vice President, General Counsel and Corporate Secretary of AerSale since January 24, 2022. Prior to joining AerSale, Mr. Fry served as the Vice President, General Counsel and Corporate Secretary for Yellow Corporation from April 2015 to February 2020 and also served in the same capacity for Swift Transportation Company from January 2008 to April 2015. Prior to joining Swift Transportation, and since 1996, Mr. Fry held the positions of General Counsel and Corporate Secretary as well as Corporate Counsel for

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CURRENT EXECUTIVE OFFICERS
both private and publicly-traded aviation companies including Hamilton Aerospace and World Airways. Mr. Fry also worked as an attorney in private practice in Pennsylvania prior to his in-house positions. Mr. Fry is a Schreyer Honors graduate from the Pennsylvania State University and obtained his Juris Doctor from the Temple University School of Law.
(8)
Ben Tschirhart has served as our President, Engineered Solutions since August 2023. From 2017 to 2023, Mr. Tschirhart held various director roles at Aviation Technical Services (“ATS”) within their Engineering Solutions business unit, focused on Supplemental Type Certificate (“STC”) and Test and Computation Parts Manufacturer Approval development, ending his tenure as Vice President, Engineering Solutions. From 2014 to 2017, Mr. Tschirhart held the position of Sr. Program Manager at Greenpoint Technologies, focused on product development for use in V/VIP aircraft interiors. From 2011 to 2014, Mr. Tschirhart was a Program Manager at B/E Aerospace — Flight Structures, focused on delivering bespoke STC solutions to global airlines, including Passenger-to-Freighter Conversion, Crew Rest, and Interior Reconfiguration Programs. From 2010 to 2011, Mr. Tschirhart served as Program Manager at ATS where he focused on aircraft heavy maintenance programs. From 2006 to 2010, Mr. Tschirhart was a Program Manager at B/E Aerospace — Flight Structures, managing Passenger-to-Freighter STC and OEM Structures development programs.

(9)
Enrique Pizzi has served as the Chief Information Officer for AerSale since January 2019 and previously from 2016 to 2017, leveraging his extensive expertise in information technology, cybersecurity, product development, strategic management, and operations. From September 2017 to 2019, Mr. Pizzi served as ILUMNO’s Chief Technology Officer, where he spearheaded the development and integration of technology solutions worldwide across a network of higher education institutions in Latin America. Prior to that, from 1997 to 2016, he was employed at TradeStation Group, a subsidiary of Monex Group Japan, a financial services company offering trading technology and brokerage services to individual and institutional traders. During his tenure at TradeStation, Mr. Pizzi held diverse management roles, including Information Technology Manager, Director, Vice President, and Chief Information Officer. Additionally, he served as President of TradeStation Global Services, Costa Rica. Mr. Pizzi commenced his career in information technology in 1990 at IVAX Corporation, where he assumed technical roles supporting the firm’s multinational subsidiaries involved in the development, manufacturing, and distribution of brand-equivalent pharmaceutical products.

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CORPORATE GOVERNANCE
General
Our Board of Directors has adopted Corporate Governance Guidelines (the “Governance Guidelines”), a Code of Business Conduct and Ethics, and charters for the Board of Director’s Nominating and Corporate Governance Committee (the “Governance Committee”), Audit Committee (the “Audit Committee”) and Compensation Committee (the “Compensation Committee”) to assist the Board in the exercise of its responsibilities and to serve as a framework for the effective governance of the Company. You can access the current Board committee charters, our Governance Guidelines, and our Code of Business Conduct and Ethics in the “Governance” section of our website at ir.aersale.com, or by writing to our Secretary at our offices at 255 Alhambra Circle, Suite 435, Coral Gables, Florida 33134. The information on our website is not incorporated by reference into, or a part of, this proxy statement.
The Company is governed by its Board of Directors. Other than with respect to matters reserved to stockholders, the Board is the ultimate decision-making body of the Company. The Board is responsible for overseeing the Company’s strategy and performance, and protecting stockholder interests and value. Further, the Board is responsible for selecting and overseeing the Company’s executive officers, who set and execute the Company’s business strategy and handle the Company’s day-to-day operations. In carrying out its responsibilities, the Board has created and delegated certain responsibilities to four standing committees:
•
the Audit Committee;

•
the Compensation Committee;

•
the Governance Committee; and

•
the Investment Committee.

Additional information about these committees and their responsibilities is described under “Committees.”
The Board is committed to maintaining corporate governance practices that maximize stockholder value. To further its commitment, the Board has adopted the Governance Guidelines to provide transparency in the roles and responsibilities of the Board and management and the Board’s governance philosophy and practices, promote functioning of the Board and its committees, describe a common set of expectations on how the Board should perform its functions, and promote effective governance. The Board is responsible for overseeing, counseling, and directing management; ensuring that our long-term interests and the long-term interests of our stockholders are being served; reviewing the major risks facing the Company and helping develop strategies to address those risks; assessing adherence to the Company’s standards and policies; and performing the duties and responsibilities assigned to the Board under the Governance Guidelines and our Amended and Restated Certificate of Incorporation, Amended and Restated Bylaws, in each case, as amended, and applicable law. The Governance Guidelines speak to a number of different matters, including Board responsibilities, management succession planning, director conflicts of interest, director compensation, outside board memberships, the Board’s view on director term limits, and director attendance at meetings, among other things.
Board Size
Pursuant to our Amended and Restated Bylaws, as amended, the Board of Directors is required to consist of one or more directors, and, pursuant to our Amended and Restated Certificate of Incorporation, as amended, the size of the Board may be increased or decreased at any time exclusively by resolutions adopted from time to time by the Board of Directors. Currently, the Board of Directors consists of seven directors: six non-employee directors, consisting of, General C. Robert Kehler, Peter Nolan, Jonathan Seiffer, Lt. General Judith Fedder, Robert Nichols and Andrew Levy, and one employee director, Nicolas Finazzo.
As stated in the Governance Guidelines, the Governance Committee is responsible for periodically reviewing the size of the Board and recommending to the Board any changes it deems appropriate with respect to Board size.

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CORPORATE GOVERNANCE
Board Composition
Selecting qualified individuals to serve as directors is key to the Board’s performance. The Governance Committee is responsible for evaluating qualified potential candidates to serve on the Board, and recommending to the Board for its selection nominees to stand for election as directors at the Company’s annual meeting of stockholders. This responsibility is further described in the Governance Committee’s charter. In evaluating candidates, the Governance Committee and Board consider the qualifications and expertise of director candidates individually and in the broader context of the Board’s overall composition, taking into account any particular needs that the Company may have based on its strategic initiatives, risks, and opportunities. In evaluating individual candidates, the Governance Committee considers many factors, including the personal and professional ethics and values, experience, judgment, and diversity (including, but not limited to, with respect to age, gender, race, place of residence and specialized experience) of the candidates, among other factors. It is the Board’s policy that the Board should reflect diversity of viewpoint, professional experience, education, skill, expertise, industry knowledge, and such other factors as the Governance Committee and Board believe would enhance Board effectiveness.
Director Independence
The Company’s common stock is listed on the Nasdaq Capital Market (“Nasdaq”) and the Company uses Nasdaq’s listing standards to determine director independence. Under Nasdaq’s listing standards and the Governance Guidelines, the Board must consist of a majority of independent directors, and the Audit, Governance, and Compensation Committees must consist solely of independent directors. Our Board of Directors has determined that General C. Robert Kehler, Peter Nolan, Jonathan Seiffer, Lt. General Judith Fedder, and Andrew Levy each qualify as “independent” in accordance with the listing requirements of Nasdaq. The Nasdaq independence definition includes a series of objective tests, including that the director is not, and has not been for at least three years, one of our employees and that neither the director nor any of his family members has engaged in various types of business dealings with us. In addition, as required by Nasdaq rules, our Board of Directors has made a subjective determination as to each independent director that no relationships exist, which, in the opinion of our Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our Board of Directors reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities and relationships as they may relate to us and our management, including that Mr. Seiffer is affiliated with Leonard Green, one of our significant stockholders. Nicolas Finazzo and Robert B. Nichols are not independent. There are no family relationships among any of our directors or executive officers.
Director Candidates
The Governance Committee is primarily responsible for searching for qualified director candidates for election to the Board and filling vacancies on the Board. To facilitate the search process, the Governance Committee may solicit current directors and executives of the Company for the names of potentially qualified candidates or ask directors and executives to pursue their own business contacts for the names of potentially qualified candidates. The Governance Committee may also consult with outside advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our stockholders. Once potential candidates are identified, the Governance Committee reviews the backgrounds of those candidates, evaluates candidates’ independence from the Company and potential conflicts of interest and determines if candidates meet the qualifications desired by the Governance Committee for candidates for election as a director. General C. Robert Kehler, was initially recommended to serve on our Board by Monocle. Peter Nolan and Jonathan Seiffer were initially recommended to serve on our Board by one of our stockholders, Leonard Green. Lt. General Judith Fedder and Andrew Levy were recommended to serve on our Board by certain members of our Board.

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CORPORATE GOVERNANCE
In evaluating the suitability of individual candidates (both new candidates and current Board members), the Governance Committee, in recommending candidates for election, and the Board, in approving (and, in the case of vacancies, appointing) such candidates, may take into account many factors, including: personal and professional integrity, ethics and values; experience in corporate management, such as serving as an officer or former officer of a publicly held company; strong finance experience; relevant social policy concerns; experience relevant to the Company’s industry; experience as a board member of another publicly held company; relevant academic expertise or other proficiency in an area of the Company’s operations; diversity of expertise and experience in substantive matters pertaining to the Company’s business relative to other board members; diversity of background and perspective, including, but not limited to, with respect to age, gender, race, place of residence and specialized experience; practical and mature business judgment, including, but not limited to, the ability to make independent analytical inquiries; and any other relevant qualifications, attributes or skills. While the Governance Committee considers all of the factors described above, it may give greater weight to one factor over another when making nominating decisions. The Governance Committee reviews annually the appropriate skills and characteristics required of directors in light of the current composition of our Board, our Governance Guidelines, and Nasdaq and SEC rules. Board candidates nominated by stockholders must meet the criteria described in this proxy statement but will otherwise be considered on the same basis as candidates nominated by the Board. The Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas. In determining whether to recommend a director for re-election, the Governance Committee may also consider the director’s past attendance at meetings and participation in and contributions to the activities of the Board.
Stockholders may recommend individuals to the Governance Committee for consideration as potential director candidates by submitting the names of the recommended individuals, together with appropriate biographical information and background materials, to the Governance Committee, c/o Secretary, AerSale Corporation, 255 Alhambra Circle, Suite 435, Coral Gables, Florida 33134. In the event there is a vacancy, and assuming that appropriate biographical and background material has been provided on a timely basis, the Governance Committee will evaluate stockholder recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.
Communications from Stockholders
The Board will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. Our Secretary is primarily responsible for monitoring communications from stockholders and for providing copies or summaries to the directors as he considers appropriate.
Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that our Secretary and Chairman of the Board consider to be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances, and matters as to which we tend to receive repetitive or duplicative communications. Stockholders who wish to send communications on any topic to the Board should address such communications to the Board of Directors in writing: c/o Secretary, AerSale Corporation, 255 Alhambra Circle, Suite 435, Coral Gables, Florida 33134.
Board Leadership Structure and Role in Risk Oversight
Our Amended and Restated Bylaws, as amended, and Governance Guidelines provide our Board of Directors with flexibility to combine or separate the positions of Chairman of the Board and Chief Executive Officer in accordance with its determination that utilizing one or the other structure would be in the best interests of our Company. Currently, the roles are combined, with Mr. Finazzo serving as Chairman of the Board and Chief Executive Officer of the Company. Our Board has determined that combining the roles of Chairman of the Board and Chief Executive Officer is in the best interests of our Company and its stockholders at this time because

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CORPORATE GOVERNANCE
it promotes unified leadership by Mr. Finazzo and allows for a single, clear focus for management to execute the Company’s strategy and business plans.
Our Governance Guidelines provide that whenever the Chair of the Board is also a member of management or is a director that does not otherwise qualify as an independent director, the independent directors may elect a lead director whose responsibilities include, but are not limited to, presiding over all meetings of the Board at which the Chair of the Board is not present, including any executive sessions of the independent directors; approving Board meeting schedules and agendas; and acting as the liaison between the independent directors and the Chair of the Board, as appropriate. Currently, Mr. Nolan serves as our Lead Independent Director.
Due to the strong leadership of Mr. Finazzo, coupled with the independent oversight provided by our Lead Independent Director and our independent Board members, our Board has concluded that our current leadership structure is appropriate at this time. However, our Board will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate.
Our Board of Directors and its committees are responsible for overseeing our risk management process. Our Board of Directors focuses on our general risk management strategy, the most significant risks facing us, including risks relating to the Company’ s credit, liquidity, and operations, and oversees the implementation of risk mitigation strategies by management. The Audit Committee is responsible for discussing the Company’s policies with respect to risk assessment and risk management, including guidelines and policies to govern the process by which the Company’s exposure to risk is handled, and oversees the management of financial and cybersecurity risks. The Compensation Committee is responsible for overseeing the management of risks relating to the Company’ s executive compensation plans and arrangements as well as the administration and oversight of the environmental, social, and governance (“ESG”) policies and programs of the Company. The Governance Committee manages risks associated with the independence of the Board and potential conflicts of interest. Our Board of Directors is also apprised of particular risk management matters in connection with its general oversight and approval of corporate matters and significant transactions. The Board does not believe that its role in the oversight of our risks affects the Board’s leadership structure.
Code of Ethics
We have a written Code of Business Conduct and Ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. We intend to post on our website all disclosures that are required by the SEC, the rules of Nasdaq, or other applicable law concerning any amendments to, or waivers from, any provision of the Code of Business Conduct and Ethics. The information on our website is not incorporated by reference into, or a part of, this Proxy Statement.
Ethics Hotline
The Company maintains an Ethics Hotline to receive confidential complaints, information, suggestions or recommendations concerning the Company, its officers, directors, employees, policies, procedures, employment and business practices, accounting or audit matters, financial reporting, or compliance with other Company policies or applicable regulatory or legal requirements. The Ethics Hotline, which is toll-free and also accessible through the Company’s website ethics@aersale.com, permits individuals to identify themselves or remain anonymous at their election.
Insider Trading Policy
Our Board of Directors has adopted an Insider Trading Compliance Policy, which applies to all of our directors, officers and employees. The policy, among other requirements and prohibitions, prohibits our directors, officers and employees and any entities they control from purchasing financial instruments such as prepaid variable

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CORPORATE GOVERNANCE
forward contracts, equity swaps, collars, and exchange funds, or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities, or that may cause an officer, director, or employee to no longer have the same objectives as the Company’s other stockholders.
Clawback Policy
In order to encourage sound financial reporting and enhance individual accountability, we adopted a clawback policy, compliant with Section 13D of the Exchange Act, and Rule 10D-1 thereunder, and Rule 5608 of the Nasdaq Stock Market LLC Rules (the “Clawback Policy”), which includes, in the event of a restatement of our financial statements due to material non-compliance with any financial reporting requirement under securities laws, a mandatory clawback of excess cash- or equity-based incentive compensation of a Section 16 officer that was granted, earned or vested as a result of achieving financial performance goals that were not met under the restated financial results. The 2020 Plan provides that all awards made thereunder are subject to our clawback policies.
Attendance by Members of the Board of Directors at Meetings
During the fiscal year ended December 31, 2023, each director attended at least 90% of the aggregate of (i) all meetings of the Board of Directors and (ii) all meetings of the committees on which the director served during the period in which he or she served as a director.
Under our Governance Guidelines, a director is expected to spend the time and effort necessary to properly discharge his or her responsibilities. Accordingly, a director is expected to regularly prepare for and attend meetings of the Board and all committees on which the director sits (including separate meetings of the independent directors), with the understanding that, on occasion, a director may be unable to attend a meeting. A director who is unable to attend a meeting of the Board or a committee of the Board is expected to notify the Chairman of the Board or the chair of the appropriate committee in advance of such meeting, and, whenever possible, participate in such meeting via teleconference in the case of an in-person meeting. We do not maintain a formal policy regarding director attendance at the Annual Meeting; however, it is expected that absent compelling circumstances directors will attend. At our 2023 Annual Meeting of Stockholders, all directors attended the meeting.

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ENVIRONMENTAL, SOCIAL AND GOVERNANCE
ESG Oversight and Governance
Our focus on ESG matters is specifically overseen by our Compensation Committee and generally overseen by our Board of Directors. Overall general Company risks are addressed by our risk management program which is overseen by our Audit Committee. Our Audit Committee also oversees our ethics hotline and our cybersecurity risks. Our Governance Committee oversees all aspects of our governance policies and practices.
At the management level, we have assembled a multidisciplinary team of senior leaders representing legal, communications, human resources, operations, environmental, health and safety. This group, with input and guidance from other senior business leaders, assesses risks and opportunities related to our ESG focus areas, monitors and implements our ESG strategies, tracks our progress, and guides our reporting to stakeholders. The Compensation Committee and Board of Directors receives reports on ESG matters from this group on a periodic basis.
Environmental
AerSale is committed to evaluating and understanding our environmental impact and developing strategies to improve its carbon footprint. Our current operations reduce waste by recycling and re-using used serviceable materials (“USM”) which prolongs the life of aircraft and aircraft parts. We repair and extend the life of aircraft, aircraft engines, and parts for our global customer base, which includes airlines and leasing companies. We will purchase used aircraft and engines to tear down and part-out to accomplish this purpose, which reduces the number of such items going to landfills and otherwise creating waste, and supports an ongoing effort to recycle and re-use as much serviceable material as possible.
In addition to our reuse and recycling efforts, AerSale, through its Engineered Solutions segment, is continuously developing products that are not only responsive to technological and equipment directives of the Federal Aviation Administration (“FAA”), but also improve flight safety and help to reduce the carbon footprint of our global customers. Two such products are AerSafe™ and AerAware™.
AerSafe™ is a fuel tank flammability reduction system developed by AerSale and is one of the few FAA-approved ignition mitigation means currently available that complies with the FAA fuel tank flammability reduction rule, which requires fuel tank ignition sources and flammability exposure to be reduced in fuel tanks. The AerSafe™ system not only helps to mitigate fuel ignition, it also has a life expectancy of 10 to 25 years, which reduces waste and extends the period of time for required service compared to other fuel mitigation systems.
AerAware™ is an enhanced flight vision system (“EFVS”) that has recently received approval by the FAA for the Boeing B737NG product line. AerAware™ is a groundbreaking advanced EFVS solution that enables a pilot to “see” through low visibility conditions by presenting advanced imaging technology along with real time aircraft primary flight systems data on an Elbit Systems/Universal Avionics SkyLens™ Head Wearable Display. This achievement marks the world’s first commercial EFVS system to achieve a 50% visual advantage and the first large transport aircraft to be certified with a complete dual-pilot EFVS solution featuring a Head-Wearable Display. This will not only greatly improve flight safety, but will help airlines to reduce delays, diversions and cancellations, which reduces airport and air traffic congestion and thereby reduces use of fuel and emissions into the climate.
In addition to producing innovative products that positively impact the environment and reduce emissions, AerSale maintains federal and state compliance programs for the proper disposal of any hazardous materials and waste generated by its MRO operations in accordance with waste-handling regulations and requirements as well as maintaining proper storage and shipping programs. AerSale also engages third parties in the recycling of materials whenever possible at its facilities. AerSale also monitors its use of energy at its various facilities and monitors energy consumption within its operational control with the intent of establishing a baseline from which it can assess trends, estimate the environmental impact, and take appropriate action to mitigate areas of substantial impact.

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ENVIRONMENTAL, SOCIAL AND GOVERNANCE
Diversity and Social
At AerSale, we strive to treat everyone with respect and create a culture of inclusion and diversity. We have developed a variety of programs designed to enhance the experience and working environment of our employees, and also engage in recruiting and development programs that further support our commitment to diversity, inclusion, and our culture of ethics. We also have a Code of Business Conduct and Ethics Policy and Ethics Hotline to which employees can anonymously report any ethical or other concerns they may have in relation to violations of Company policies. All employees are required to review and acknowledge the Code of Business Conduct and Ethics annually. We strive to ensure that all of employees have a voice and feel valued while also placing a priority on employee education and training. Our employees receive annual training on diversity and our managers receive training on managing performance.
Our Company believes in and strives to achieve diversity in the workforce. Currently our workforce consists of a diverse workforce as represented in the chart below:

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ENVIRONMENTAL, SOCIAL AND GOVERNANCE
In addition to our continuous efforts to achieve and maintain diversity in the workforce, we also make sure that diversity and inclusion is in our culture by requiring all new hires to complete diversity training. We also advertise our available positions with historically Black Colleges through the HandShake college recruitment tool, partner with community colleges to establish aviation machine shop career paths with an emphasis on the Latinx community. AerSale participates in college diversity events and fairs for the LGBTQ community. Moreover, we partner with the Society of Women in Engineering and Women in Aviation to promote the industry and try to match qualified applicants with available opportunities.
Our recruitment programs also involve partnerships with college programs, such as Embry-Riddle Aeronautical School, to provide internships and jobs. We are currently launching a scholarship program to focus on minority graduates. Finally, we actively recruit veterans through a partnership recruiting program with Luke Air Force Base in Goodyear, Arizona. Our program also includes summer internships for high school students who have demonstrated academic achievement and are pursuing careers in aviation and business. It is our intent to continue with these programs and partnerships in order to continue to expand our outreach.
Workforce Development
In 2024, AerSale was awarded a grant under the FAA Aviation Workforce Development Aviation Maintenance Technical Workers program. This program will impact the communities in which AerSale operates by providing its constituents with opportunities for both on the job training and the potential for scholarships allowing them to progress in a career in Aviation Maintenance. Additionally, these funds will be used to educate students across various states on a career in Aviation Maintenance through field trips that provide them with insight into AerSale’s day to day operations.
In 2023, AerSale awarded scholarship recipients at Embry Riddle Aeronautical University’s Daytona, Florida and Prescott, Arizona campuses. This is part of a company-wide initiative to provide financial support students in Aviation Maintenance, Aerospace Engineering and Aviation Business programs. In 2024, scholarships will be issued to other industry partners including George T. Baker, Aviation Technical College.
Employee Engagement
We engage in periodic employee surveys to measure engagement and how employees feel about different areas of their employment at AerSale including diversity and inclusion. We identify areas of strengths and weaknesses and develop action plans to address with stakeholders. Through these surveys, our employees have indicated that they have a sense of inclusion and appreciation for our cultural efforts, and as the Company grows larger, they want to maintain this feeling that they are part of a family. Overall, our employees are confident about the future and stability of the Company. Employees also appreciate the incorporation of townhalls, employee activities, and the improvements to our medical benefits.
We have the AerSale employee recognition program, and we offer reimbursement for education/certifications and for airframe and powerplant as part of learning and development. We host employee events to encourage communication, such as quarterly updates, lunches, and other employee appreciation events and we recently incorporated a newsletter to celebrate events and provide updates.
Our CEO, Mr. Nicolas Finazzo, hosts “town hall” meetings where employees are informed of the progress of the Company and employee contributions toward achieving goals, and are provided an opportunity to ask questions. In 2023, town hall meetings were conducted at our facilities in Miami, Florida ,Goodyear, Arizona and Memphis, Tennessee..
Employee Benefits
In order to recruit, retain and support the well-being of our employees, we provide a competitive and comprehensive benefits program. We offer the traditional benefits such as medical, dental, vision, disability

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ENVIRONMENTAL, SOCIAL AND GOVERNANCE
and accidental death and dismemberment, and, for eligible employees, also offer a 401(k) retirement saves plan, employee stock purchase program, employee assistance program, equity incentive plan, education assistance, and employee wellness opportunities.
Charitable Events and Activities
AerSale believes in participating in charitable events and giving back to the community. AerSale and its employees continue to participate in runs including the Miami Corporate Run and 5K on the Runway in South Florida which benefit the United Way and Breast Cancer Associate, respectively. AerSale will continue to identify, participate in, and contribute to additional charitable events and functions as we progress through 2024.
Governance
The following chart shows certain self-identified personal characteristics of the current members of our Board, nine of whom are independent, in accordance with Nasdaq rules:
Board Diversity Matrix (As of April 23, 2024)
Total Number of Directors	7
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	6	—	—
Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
South Asian	—	—	—	—
Hispanic or Latinx	—	1	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	1	6	—	—
Two or More Races or Ethnicities	—	1	—	—
LGBTQ+	—
Did Not Disclose Demographic Background	—
The Governance Committee considers the racial, ethnic, and gender diversity of the Board and director candidates in its efforts to have a diverse, balanced and effective Board. In addition to these considerations, the Board continues to search for additional candidates that can provide enhanced expertise in aviation to assure that the Board has a proper balance of both financial and industry experts.
Good corporate governance practices are part of our culture. The Board reviews the Governance Guidelines and Board committee charters on an annual basis. We believe we comply with all applicable SEC and Nasdaq corporate governance rules and regulations. Risk management and ESG are important functions of the Board and the Board delegates certain responsibilities of risk management and ESG to its committees. The Board and these committees work with management to identify and mitigate risks as well as continuously reviewing and improving upon the Company’s ESG programs.

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ENVIRONMENTAL, SOCIAL AND GOVERNANCE
The following are all representative aspects of how the Company maintains best practices governance:
•
Independent Lead Director

•
Majority voting in uncontested director elections

•
Annual stock grants to non-employee directors

•
Ethics Hotline

•
Code of Business Conduct and Ethics

•
Clawback Policy

•
Enterprise Risk Management

•
Executive session of the independent directors

•
All directors on the Audit Committee are financial experts

•
Related Party Transaction Policy

•
Insider Trading Policy

•
Disclosure Committee

•
Independent Board Committees

•
Independent Compensation Consultant

In addition to the representative governance aspects of the Board, the Company also maintains the following policies and practices that are applicable across the entire company and requires employees to read and acknowledge such policies and compliance therewith:
•
Code of Conduct and Related Policies

•
Anti-Discrimination

•
Anti- Harassment

•
Anti-Retaliation

•
Human Rights

•
Prohibition on Conflicts of Interest

•
Compliance with Labor Laws

•
Ethics Hotline

•
Foreign Corrupt Practices Compliance

•
Compliance with International Trade and Sanctions

•
Compliance with Export Regulations

•
Insider Trading

•
Data Security

•
Sarbanes Oxley

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COMMITTEES OF THE BOARD
Our Board has established four standing committees — Audit, Compensation, Governance and Investment. Each of the Audit Committee, the Compensation Committee and the Governance Committee operates under a written charter that has been approved by our Board, which are available on our website at ir.aersale.com. The information on our website is not incorporated by reference into, or a part of, this proxy statement.
The members of each of the Board committees and committee chairpersons are set forth in the following chart.
Name	Audit	Compensation	Nominating and Corporate Governance	Investment(1)
Nicolas Finazzo				X
General C. Robert Kehler		X	X
Peter Nolan	X		X
Jonathan Seiffer		Chair	Chair	X
Andrew Levy	Chair(2)
Lt. General Judith Fedder	X	X

(1)
The number of Board members participating in the decision-making process varies and depends on the type and level of investment being considered.

(2)
Mr. Levy was appointed as Chair of the Audit Committee effective March 11, 2024.

Audit Committee
Our Audit Committee’s responsibilities include:
•
appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;

•
overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of reports from such firm;

•
reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures;

•
considering and discussing with management our Code of Business Conduct and Ethics;

•
discussing our risk assessment and risk management policies, including but not limited to, with respect to cybersecurity;

•
establishing policies regarding hiring employees from the independent registered public accounting firm and procedures for the receipt and retention of accounting related complaints and concerns;

•
meeting independently with our internal auditing staff, if any, independent registered public accounting firm and management;

•
reviewing and approving or ratifying any related person transactions; and

•
preparing the audit committee report required by the SEC rules (which is included on page 14 of this proxy statement).

The members of the Audit Committee are Messrs. Levy and Nolan, and Lt. General Fedder as of April 23, 2024. Mr. Levy serves as the chairperson of the Audit Committee. Our Board has affirmatively determined that each of Messrs. Levy and Nolan and Lt. General Fedder is independent for purposes of serving on an audit committee under Rule 10A-3 promulgated under the Exchange Act and the Nasdaq rules, including those related to audit committee membership.

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COMMITTEES OF THE BOARD
The members of our Audit Committee meet the requirements for financial literacy under the applicable Nasdaq rules. In addition, our Board of Directors has determined that Mr. Levy qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K, and under the similar Nasdaq Rules requirement that the Audit Committee have a financially sophisticated member.
The Audit Committee met five times during fiscal 2023.
Compensation Committee
Our Compensation Committee is responsible for assisting the Board in the discharge of its responsibilities relating to the compensation of our executive officers. In fulfilling its purpose, our Compensation Committee has the following principal duties:
•
reviewing and setting, or recommending for approval by the Board, the compensation of our CEO and our other executive officers;

•
overseeing and administering our cash and equity incentive plans;

•
reviewing and making recommendations to the Board of Directors with respect to director compensation;

•
reviewing and discussing annually with management our “Compensation Discussion and Analysis,” to the extent required by SEC rules;

•
preparing the annual Compensation Committee report, to the extent required by SEC rules; and

•
reviewing and approving all employment agreements and severance arrangements for the executive officers of the Company.

The Compensation Committee generally considers the Chief Executive Officer’s recommendations when making decisions regarding the compensation of non-employee directors and executive officers (other than the Chief Executive Officer). Pursuant to the Compensation Committee’s charter, the Compensation Committee has the authority to retain or obtain the advice of compensation consultants, legal counsel, and other advisors to assist in carrying out its responsibilities. In late 2022, the Compensation Committee engaged Mercer U.S., Inc. (“Mercer”), a compensation consulting firm, to assist the committee in making decisions regarding the amount, performance metrics, and types of compensation to provide our executive officers and non-employee directors in 2023 and beyond. The Compensation Committee considered the adviser independence factors required under SEC rules as they relate to Mercer and determined that Mercer’s work did not raise a conflict of interest. In developing its 2023 executive compensation program, the Compensation Committee reviewed a compensation assessment provided by Mercer comparing our executive and non-employee director compensation to that of a group of peer companies within our industry and met with Mercer to discuss our executive and non-employee director compensation and to receive input and advice. Mercer reports directly to the Compensation Committee.
The Compensation Committee may delegate its authority under its charter to one or more subcommittees as it deems appropriate from time to time. The Compensation Committee may also delegate to an officer of the Company the authority to grant equity awards to certain employees, as further described in, and subject to the terms of, our equity plans.
The members of our Compensation Committee are General Kehler, Lt. General Fedder and Mr. Seiffer who serves as the chairperson of the Compensation Committee. Each member of the Compensation Committee qualifies as an independent director under Nasdaq’s heightened independence standards for members of a compensation committee, and as a “non-employee director” as defined in Rule 16b-3 of the Exchange Act.
The Compensation Committee met three times during 2023.

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COMMITTEES OF THE BOARD
Nominating and Corporate Governance Committee
Our Governance Committee’s responsibilities include:
•
identifying individuals qualified to become Board members;

•
recommending to the Board of Directors the persons to be nominated for election as directors and to each Board committee;

•
developing and recommending to the Board of Directors corporate governance guidelines; and

•
overseeing evaluations of the Board of Directors.

The members of our Governance Committee are General Kehler and Messrs. Nolan and Seiffer. Mr. Seiffer serves as the chairperson of the Governance Committee. The Governance Committee has the authority to consult with outside advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our stockholders.
The Nominating and Corporate Governance Committee met two times during 2023.
Investment Committee
The Investment Committee was formed to provide additional oversight of Company transactions at certain value thresholds in order to ensure proper evaluation of substantial expenditures and capital investments. The Investment Committee currently consists of Mr. Nicolas Finazzo, our Chief Executive Officer, and independent Board member Jonathan Seiffer. The Investment Committee must approve any transactions that are $25 million or more in the ordinary course of business related to the acquisition of feedstock. However, approval by the Board of Directors is required for any transaction in the ordinary course of business related to the acquisition of feedstock for $50 million or more and any real property lease where the total value of the lease over the term exceeds $1 million or the duration is in excess of five years. The Investment Committee meets as business operations and required approvals necessitate.

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EXECUTIVE AND DIRECTOR COMPENSATION
The following disclosure concerns the compensation of our named executive officers and directors for the fiscal years ended December 31, 2022 and December 31, 2023.
This section discusses the material components of the executive compensation program for our executive officers who are named in the “Summary Compensation Table” below. In 2023, our “named executive officers” and their positions were as follows:
•
Nicolas Finazzo — Chairman and Chief Executive Officer

•
Robert B. Nichols — Former Vice Chairman and Division President, Asset Management Solutions; and

•
Martin Garmendia — Chief Financial Officer and Treasurer

This discussion may contain forward-looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs. Actual compensation programs that we adopt may differ materially from the currently planned programs summarized in this discussion.
Financial Highlights
AerSale had lower than expected financial performance in fiscal 2023. Revenue was approximately $334.5 million in 2023, down 18% year-over-year, net loss was $5.6 million in 2023, compared to $43.9 million in 2022.
Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”) and Compensation
Certain of our subsidiaries received grants of $16.4 million from the U.S. Treasury Department (the “Treasury Department”) through the Payroll Support Program under the CARES Act, of which $12.7 million was received prior to December 31, 2020, and the remaining amount was received during the first quarter of 2021. As part of the Payroll Support Extension Law, we entered into an agreement with the Treasury Department on March 4, 2021, and received relief funds of $5.5 million during 2021. Pursuant to the American Rescue Plan Act of 2021, we entered into an agreement with the Treasury Department on April 16, 2021, and received relief funds of an additional $5.5 million during 2021. In connection with the financial assistance, we received under the Payroll Support Program, we were required to comply with certain provisions of the CARES Act, including the requirement that funds provided pursuant to the Payroll Support Program be used exclusively for the continuation of payment of employee wages, salaries and benefits. In addition, we were subject to provisions limiting the payment of certain employee compensation through April 1, 2023, including our NEOs (each such officer, a “Restricted Executive”). These compensation restrictions impacted numerous executive compensation decisions made in connection with the impacted years.
Executive Compensation Highlights
When setting compensation, including compensation incentives, for 2023, the Board and the Compensation Committee took into account certain unique circumstances, including the impact of the COVID-19 pandemic, the limitations on executive compensation imposed by the Company’s acceptance of CARES Act funding and the related difficulty in setting long-term goals, as well as the difficulty in setting multi-year targets given the general uncertainty surrounding economic conditions. The Compensation Committee determined that a temporary reprieve from a change in the total compensation for the NEOs as set forth in their respective offer letters, including performance metrics that were established in the offer letters, was appropriate given the impact of COVID-19 and the restrictions related to the Company’s use of CARES Act funding.
The compensation issues confronting the Company as a result of the CARES Act limits were complex. A violation of the CARES Act limits is an event of default under the United State Treasury loan agreements, which could have adversely affect the Company’s financial position. Accordingly, complying with the CARES Act limits was of paramount importance in the execution of our compensation programs for 2023 and prior years.

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EXECUTIVE AND DIRECTOR COMPENSATION
The CARES Act limit for our Restricted Executives was based on the compensation reportable in our Summary Compensation Table. As a result, although the amount of compensation reported in the Summary Compensation Table for 2022 was significantly below the expected and industry competitive compensation for the Restricted Executives as well as below the compensation contractually agreed to in certain of their offer letters, the amount of compensation reported in the Summary Compensation Table for 2023 reflects a return to agreed upon compensation levels in certain Restricted Executive’s offer letters and recognition for achievements during the CARES Act restriction period for which the Restricted Executives were not adequately compensated. In designing our compensation program for 2023, we balanced compliance with CARES Act limits through April 1, 2023, and the need for compensation opportunities sufficient to retain and motivate our NEOs.
For example, to ensure the Company’s compliance with the CARES Act restrictions and while maintaining our ability to retain our NEOs and appropriately align their interests with those of the Company and our stockholders, in April 2023, the Compensation Committee awarded an additional one-time discretionary cash bonus to Messrs. Finazzo and Garmendia to motivate, retain, and deliver value to them and reward them for their continued contributions as CEO and CFO, respectively, during the 2021 and 2022 periods of time when the Company achieved record revenue and earnings (“One-Time Cash Bonus”). The Board determined that as Restricted Executives in 2021, 2022 and through April 1, 2023, Messrs. Finazzo and Garmendia were not adequately compensated for producing the exceptional results the Company achieved in 2021 and 2022 due to the CARES Act limitations. Accordingly, in recognition of these achievements and the previous CARES Act restrictions on compensation, in April 2023, Mr. Finazzo received a One-Time Cash Bonus of $2,480,000 and Mr. Garmendia received a one-time cash bonus of $285,000.
For 2023, the cash incentive awards were contingent on the Company achieving certain Adjusted EBITDA metrics. In order for any of the NEOs to receive the target cash incentive applicable to him, the Company had to achieve a minimum Adjusted EBITDA target for fiscal 2023 (“Target Adjusted EBITDA”), which could increase to a maximum cash incentive payout of 200% of target determined at the discretion of the Compensation Committee and the Board taking into account the Company’s actual achievement of Adjusted EBITDA in excess of Target Adjusted EBITDA and the individual performance of the employee. The Company did not achieve the Target Adjusted EBITDA and therefore no cash incentive awards were paid for 2023 performance.
Summary Compensation Table
The following table sets forth information concerning the compensation of our named executive officers for the years ended December 31, 2022, and December 31, 2023.
Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Nicolas Finazzo Chairman, Chief Executive Officer	2023	1,000,000	2,480,000	—	—	66,515	3,546,515
	2022	1,000,000		—	280,000	66,568	1,346,568
Robert Nichols(4) Former Executive Vice Chairman and Division President Asset Management Solutions	2023	500,000	215,000	—	—	71,938	571,938
	2022	500,000			500,000	54,836	1,269,836
Martin Garmendia Chief Financial Officer & Treasurer	2023	399,038	285,000	—	—	21,238	705,276

(1)
In 2023, Messrs. Finazzo and Garmendia received a bonus of  $2,480,000 and $285,000 respectively. The Board determined that as a Restricted Executive in 2021, 2022 and for the first quarter of 2023, Messrs. Finazzo and Garmendia were not adequately compensated for producing the exceptional results the Company achieved in 2021 and 2022 due to the CARES Act limitations. Accordingly, in recognition of these achievements and the previous CARES Act restrictions on compensation, in April 2023, Messrs. Finazzo and Garmendia received

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EXECUTIVE AND DIRECTOR COMPENSATION
a One-Time Cash Bonus. In 2022, Mr. Nichols received a bonus of  $215,000, which represents a reduced portion of the 2021 cash incentive performance bonus he achieved and would have otherwise received but for the CARES Act limitations.
(2)
Reflects the amounts of the annual performance-based bonuses paid to each named executive officer with respect to 2022 pursuant to his offer letter, with Messrs. Finazzo and Nichols each being subject to restrictions and limitations imposed by the CARES Act.

(3)
Amounts for 2023 reflect (i) insurance premiums paid by us on behalf of Messrs. Finazzo, Nichols and Garmendia of  $28,450, $19,819, and $11,338, respectively, (ii) car allowances paid to Messrs. Finazzo and Nichols of  $21,233 and $23,015, respectively, (iii) retirement gift valued at $14,506 given to Mr. Nichols; (iv) tax gross-ups paid to Messrs. Finazzo and Nichols of  $6,932 and $4,698 in connection with their company-paid insurance premiums and (v) a $9,900 fully vested matching contribution made by us to Messrs. Finazzo’s, Nichols’ and Garmendia’s 401(k) plan accounts.

(4)
Mr. Nichols retired from his position as Vice Chairman and Division President of Asset Management of the Company effective December 31, 2023.

The Compensation Committee believes that total compensation opportunities for the Company’s key executives, including the named executive officers, should be competitive with those offered by other companies competing for talent in the Company’s employment market.
The goal of the Compensation Committee is to assemble a set of peer group companies that provide relevant pay and performance comparisons with the Company. Along these lines, and as described above, the Compensation Committee engaged Mercer to assist with peer group analysis and benchmarking.
Base Salary
Our named executive officers receive an annual base salary to compensate them for the performance of services rendered to us each year. The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting their skill set, experience, role and responsibilities. Base salaries for our named executive officers have generally been set at levels deemed necessary to attract and retain individuals with superior talent.
The base salaries for each of our named executive officers were originally established in their respective offer letters described below.
The actual salaries paid to each named executive officer for 2023 are set forth above in the Summary Compensation Table in the column entitled “Salary.”
2023 Non-Equity Cash Incentive
Pursuant to their respective offer letters, each of our named executive officers is eligible to earn an annual cash incentive based on Company and individual achievement of performance targets established by our Board in its discretion. Each named executive officer is eligible to earn a target bonus amount, which reflects a percentage of their annual base salary. Messrs. Finazzo and Nichols are entitled to receive a targeted incentive cash award of 100% of their base salaries and Mr. Garmendia is entitled to receive a targeted incentive cash award of 50% of his base salary. For 2023, the cash incentive awards were contingent on the Company achieving certain Adjusted EBITDA metrics. Adjusted EBITDA, as calculated for purposes of the 2023 Non-Equity Cash Incentive Plan, is net income (loss) after giving effect to interest expense, depreciation and amortization, income tax expense (benefit), and other non-recurring or unusual items. In order for any of the NEOs to receive the target cash incentive, the Company had to achieve a minimum Adjusted EBITDA of $75.850 million for fiscal 2023 (“Target Adjusted EBITDA”), which can increase at the discretion of the Board, to a maximum cash incentive payout of 200% of target based upon the amount by which actual Adjusted EBITDA exceeds Target Adjusted EBITDA and based upon the individual performance of the employee (“Maximum Cash Incentive Percentage”). The Company achieved an Adjusted EBITDA of $12.3 million, below the minimum target Adjusted EBITDA of $72 million and therefore there were no cash incentive awards for 2023.

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EXECUTIVE AND DIRECTOR COMPENSATION
Equity Compensation
In connection with the merger of Monocle Acquisition Corporation and AerSale Corporation in December 2020, we adopted the 2020 Equity Incentive Plan as amended in June 2023 (the “2020 Plan”), in order to facilitate the grant of cash and equity incentives to our directors, employees (including the named executive officers) and consultants and to enable us to obtain and retain services of these individuals, which is essential to our long-term success. In December 2020, the Company established an equity award program which provided for the grant of performance share units (“PSUs”) if the Company achieved certain performance metrics over the 18-month period from October 1, 2020 — March 31, 2022 (the “Performance Period”). At the conclusion of the Performance Period, it was determined that the Company exceeded the specified EBITDA targets over the 18-month Performance Period and PSUs were earned at the maximum 200% award level. In addition to the performance contingency that was achieved on March 31, 2022, the PSUs also incorporated a retention element whereby 1/3 of such PSUs vested on December 22, 2022, and 2/3 of such PSUs vested on December 22, 2023, subject to the executive’s continued service through such dates. Each PSU converted into one share of common stock upon the stated vesting dates. These equity awards were intended to cover equity compensation from 2021 through 2023.
Outstanding Equity Awards at Fiscal Year-End
There were no equity awards for any NEO outstanding as of December 31, 2023.
Offer Letters
We entered into offer letters with each of our named executive officers, effective December 23, 2020, providing for their at-will employment with us and their continued annual base salary rates and target bonus opportunities. Certain offer letters, including those for Messrs. Finazzo, Nichols and Garmendia provide that the executive’s compensation may be restricted as a result of the executive compensation limits imposed by the CARES Act. The offer letters also provide that each named executive officer will be eligible to participate in the AerSale Corporation Severance Plan, as described below.
Executive Severance Plan
In connection with the Closing, we adopted an executive severance plan, pursuant to which certain of our key employees (including Messrs. Finazzo, Nichols and Garmendia), will be entitled to certain severance benefits in the event of a qualifying termination of employment (the “Severance Plan”).
The Severance Plan provides that, in the event that an executive’s employment is terminated without “cause” (other than because of death or disability) or by the named executive officer for “good reason,” then the named executive officer will be entitled to the following compensation and benefits, subject to his or her execution of a release of claims: (1) continued payments of the executive’s base salary for a number of years equal to the executive’s “Severance Multiple”; (2) a prorated annual bonus, based on actual performance; (3) continued medical and welfare benefits for the named executive officer and his or her spouse and dependents for a number of years equal to the executive’s Severance Multiple; and (4) if the executive is at the Senior Vice President level or above and has been employed by us for at least three years, full vesting of outstanding equity awards (with any performance-based equity awards vesting based on actual performance through the end of the applicable performance period(s)). With respect to our named executive officers, Messrs. Finazzo’s and Nichols’ Severance Multiple is three, and Mr. Garmendia’s Severance Multiple is one.
The Severance Plan further provides that, in the event that a named executive officer’s employment is terminated without “cause” (other than because of death or disability) or by the named executive officer for “good reason,” in each case within one year following a change in control, in lieu of the compensation and benefits described above, the named executive officer will instead be entitled to the following compensation and benefits, subject

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EXECUTIVE AND DIRECTOR COMPENSATION
to his or her execution of a release of claims: (1) severance pay in an amount equal to the executive’s Severance Multiple times the sum of the named executive officer’s annual base salary and annual target bonus (or, if the named executive officer does not have an annual target bonus, the average of the annual cash bonuses paid to the named executive officer in the three calendar years preceding the year of termination); (2) a prorated annual bonus, based on actual performance; (3) if the executive is at the Senior Vice President level or above and has been employed by us for at least three years, full vesting of outstanding equity awards (with any performance-based equity awards vesting based on actual performance through the end of the applicable performance period(s)); and (4) continued medical and welfare benefits for the named executive officer and his or her spouse and dependents for a number of years equal to the executive’s Severance Multiple.
Under the Severance Plan, if a named executive officer’s employment is terminated because of death or disability, then the executive (or his or her estate) will be entitled to receive (1) a prorated annual bonus, based on actual performance, and (2) if the executive is at the Senior Vice President level or above and has been employed by us for at least three years, full vesting of outstanding equity awards (with any performance-based equity awards vesting based on actual performance).
For purposes of the Severance Plan, a named executive officer may be terminated for “cause” if the named executive officer (1) is charged with (x) a felony, or (y) a misdemeanor relating to our business or involving moral turpitude; (2) willfully fails to substantially perform his or her duties with course of carrying out his or her duties; (3) any act of material dishonesty involving his or her employment with us (including, without limitation, fraud, misappropriation, or embezzlement); (4) materially breaches any written agreement with us or our affiliates; (5) materially violates our Code of Conduct or other applicable policies; or (6) fails to reasonably cooperate with a material internal investigation by the Company regarding any corporate conduct, misconduct, wrongdoing or illegal conduct. For purposes of the Severance Plan, a named executive officer may terminate such named executive officer’s employment for “good reason” if (A) we materially breach a written agreement with the named executive officer; (B) there is a reduction in the named executive officer’s base salary (excluding across-the-board reductions that apply to similarly situated executives); (C) there is a change in the named executive officer’s principal place of employment of more than 40 miles, which increases the named executive officer’s one-way commute; or (D) there is a material adverse change in the named executive officer’s positions or duties. In addition, within the 12- month period following a change in control, a named executive officer may also terminate such named executive officer’s employment for “good reason” if there is any reduction in the named executive officer’s target annual bonus or target long-term incentive opportunity from the target level in effect immediately prior to the change in control.
The Severance Plan also contains restrictive covenants applicable to the named executive officers, including a perpetual confidentiality covenant; a non-compete that applies during employment and for a number of years thereafter equal to the Severance Multiple; a non-solicit of our employees, clients, customers, suppliers, consultants, or other business relations that applies during employment and for two years thereafter; and a perpetual non-disparagement covenant.
Under the Severance Plan, any of the following events would generally constitute a “change in control” (excluding the Business Combination and any transactions with Monocle, Leonard Green, and their respective affiliates):
•
an acquisition by any individual, entity, or group of beneficial ownership of more than 50% of AerSale’s then outstanding shares of common stock or combined voting power of then outstanding voting securities entitled to vote generally in the election of directors;

•
during any period of 12 months, a change in the composition of a majority of our Board that is not supported by two-thirds of the incumbent directors (excluding for this purpose any directors that are initially elected or nominated as a result of an actual or threatened election contest or proxy contest);

•
a merger or consolidation of our company with any other company, other than a transaction that would result in our voting securities outstanding immediately prior to the transaction continuing to represent more than 50% of the combined voting power of the voting securities of our or the surviving entity outstanding immediately after the transaction;

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EXECUTIVE AND DIRECTOR COMPENSATION
•
the sale, transfer, or other disposition of all or substantially all our assets and our subsidiaries’ assets (taken as a whole); or

•
the date of a complete liquidation or dissolution of our company.

In the event that any payments made in connection with a change in control or termination would be subjected to the excise tax imposed by Section 4999 of the Code, the payments to the named executive officers would be reduced to the maximum amount that can be paid under the Code without the imposition of an excise tax under Section 4999 of the Code, but only if such reduction provides a higher benefit on an after-tax basis to the named executive officers.
Director Compensation
The following table sets forth information concerning the compensation of our directors for the year ended December 31, 2023.
	Fees earned or paid in cash(1)	Stock awards(2)(3)	Total
Peter Nolan	$129,192	$151,301	$280,494
Richard J. Townsend(4)	$84,760	$151,301	$236,061
General C. Robert Kehler	$68,962	$151,301	$220,263
Lt. General Judith Fedder	$67,846	$151,301	$219,148
Andrew Levy(5)	$54,959	$133,881	$188,840
Eric J. Zahler(6)(7)(8)	$33,173	$133,881	$167,054
Sai S. Devabhaktuni(7)(8)	$22,115	$133,881	$155,997
Jonathan Seiffer(9)	—	—	—
Michael Kirton(8)(9)	—	—	—
Total	$461,007	$1,006,849	$1,467,856

(1)
Effective June 9, 2023, the Prior Director Compensation Policy (as defined below) was amended to increase the annual retainers for lead independent director, Board members and chairpersons and members of the Board committees.

(2)
Effective June 9, 2023, the Prior Director Compensation Policy was amended to increase the stock-based compensation to $125,000 per annum. For 2023, such amount was adjusted to account for grants of restricted stock units (each and “RSU”) awarded in 2023 pursuant to the Prior Director Compensation Policy. As part of this adjustment, on June 12, 2023, all non-employee members of the Board, received a pro-rated grant of 6,136 RSUs ($91,301 grant date fair market value) with the exception of Mr. Levy who, by reason of his appointment to the Board April 2023, received a pro-rated grant of 6,092 RSUs ($90,648 grant date fair market value). These amounts reflect the aggregate grant date fair value of restricted stock unit awards granted in fiscal year 2023 in accordance with ASC Topic 718. For additional information on the valuation assumptions regarding the restricted stock unit awards, see Note O to the Consolidated Financial Statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC.

(3)
As of December 31, 2023, there were 3,735 shares of outstanding unvested restricted stock unit awards granted to each of Eric Zahler and Sai Devabhaktuni; 9,871 shares of outstanding unvested restricted stock unit awards granted to each Richard Townsend, Peter Nolan, General C. Robert Kehler and Lt. General Judith Fedder, and 8,578 shares of outstanding unvested restricted stock unit awards granted to Andrew Levy.

(4)
Mr. Townsend retired from the Board effective March 11, 2024. As determined by the Board, all of Mr. Townsend’s then outstanding unvested restricted stock unit awards became vested upon his retirement in March 2024.

(5)
Mr. Levy was appointed to the Board April 15, 2023. These amounts reflect fees earned and stock awards granted pro-rated for the portion of the year Mr. Levy served as a member of the Board.

(6)
Includes $11,058 pro rated through June 9, 2023, for service as Lead Independent Director.

(7)
As determined by the Board, of all of Messrs. Zahler’s and Devabhaktuni’s then outstanding unvested restricted stock unit awards became vested upon their decision not to seek re-election to the Board at the 2023 Annual Meeting.

(8)
Messrs. Zahler, Devabhaktuni and Kirton did not stand for re-election to the Board at the 2023 Annual Meeting.

(9)
Pursuant to Leonard Green internal policies, any directors affiliated with Leonard Green are not entitled to any form of Board compensation.

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EXECUTIVE AND DIRECTOR COMPENSATION
Messrs. Finazzo and Nichols, who both served as executive officers and directors in 2023, did not receive any additional compensation for their service on our Board.
Effective February 23, 2021, we adopted a non-employee director compensation policy that was applicable to each of our non-employee directors other than those affiliated with Leonard Green. This non-employee director compensation policy was first amended and restated on February 8, 2022 (as amended and restated, the “Prior Director Compensation Policy”), and further amended and restated on June 9, 2023 (the “Amended Director Compensation Policy”). Pursuant to the Amended Director Compensation Policy, each eligible non-employee director will receive an annual cash retainer of $75,000, paid quarterly in arrears. The director serving as the lead independent director of the Board will receive an additional cash retainer of $100,000. The chairpersons of each of the committees and committee members each receive additional cash retainers as follows:
Committee	Chair	Member
Audit	$17,500	$10,000
Compensation	$15,000	$7,000
Nominating & Governance	$10,000	$5,000
In addition, under the Amended Director Compensation Policy, eligible directors are granted an annual RSU award that has a grant date value of $125,000 (with prorated awards made to directors who join on a date other than the annual award date), which will generally vest in full on the first anniversary of the grant date, subject to the director’s continued service through the applicable vesting date.
Consistent with the Prior Amended Director Compensation Policy, on January 3, 2023, the non-employee directors of the Board received an annual grant of 3,735 RSUs that had a grant date value of $60,000 and were generally subject to vesting over 12 months. On April 17, 2023, pursuant to the Prior Director Compensation Policy, Mr. Levy received a pro-rated grant of RSUs commensurate with his appointment to the Board at that time. On June 12, 2023, pursuant to the Amended Director Compensation Policy, each of the non-employee directors of the Board received a grant of RSUs that had an annual grant date value of $125,000 and were generally subject to vesting 12 months from the grant date, but adjusted to reflect the RSU awards already granted under the Prior Director Compensation Policy. Each non-employee director of the Board received an adjusted grant of 6,136 RSUs, with the exception of Mr. Levy who, by reason of his appointment in April 2023, received an adjusted grant of 6,092 RSUs.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information with respect to holdings of our common stock by (i) stockholders who beneficially owned more than 5% of the outstanding shares of our common stock, and (ii) each of our directors (which includes all nominees), each of our named executive officers and all directors and executive officers as a group as of April 15, 2024, unless otherwise indicated. The number of shares beneficially owned by each stockholder is determined under rules issued by the SEC. Under these rules, beneficial ownership includes any shares as to which a person has sole or shared voting power or investment power.
Applicable percentage ownership is based on shares of common stock outstanding as of April 15, 2024. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options, or other rights held by such person that are currently exercisable or will become exercisable within 60 days of April 15, 2024, are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person.
We believe, based on information provided to us, that each of the stockholders listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.
	Beneficial Ownership
Name and Address of Beneficial Owner(1)	Number of Shares	Percentage
Directors and Named Executive Officers
Nicolas Finazzo	4,444,204(2)	8.4%
Robert B. Nichols	3,449,233(3)	6.5%
Martin Garmendia	136,963	*
General C. Robert Kehler	28,805	*
Lt. Gen. Judith A. Fedder	10,212	*
Peter Nolan(4)	13,805	*
Andrew Levy	14,000	*
Jonathan Seiffer	9,569,821(5)	18.1%
All Directors and Executive Officers as a Group (15 individuals)	19,763,761	37.3%
Greater than 5% Stockholders
Green Equity Investors CF, LP, Green Equity Investors Side CF, LP, LGP Associates CF LLC, GEI Capital CF, LLC, Leonard Green & Partners, L.P., LGP Management, Inc. and Peridot Coinvest Manager, LLC.	9,569,821(5)	18.1%
George P. Bauer Revocable Trust, dated 7/20/1990 and Greg P. Bauer	3,914,794(6)	7.4%
AltraVue Capital, LLC	3,539,618(7)	6.7%
FMR LLC	3,182,790(8)	6.0%

*
Less than one percent.

(1)
Unless otherwise noted, the business address of each of the following individuals is 255 Alhambra Circle, Suite 435, Coral Gables, Florida 33134.

(2)
Includes (i) 4,392,204 shares of our common stock held by Enarey, L.P. (ii) 35,000 shares of our common stock held by Mr. Finazzo’s daughter; and (iii) 17,000 shares of our common stock held jointly with his spouse. Nicolas Finazzo is the sole member and manager of Enarey, LLC, the sole general partner of Enarey, L.P. Accordingly, all of the shares held by Enarey, L.P. may be deemed to be beneficially held by Mr. Finazzo. Mr. Finazzo disclaims beneficial ownership in shares held by his daughter.

(3)
Includes (i) 3,440,733 shares of our common stock held by ThoughtValley L.P. Robert B. Nichols is the sole member and manager of ThoughtValley, LLC, the sole general partner of ThoughtValley L.P; and (ii) 8,500 shares of common stock held by his spouse. All of the shares held by ThoughtValley L.P may be deemed to be beneficially held by Mr. Nichols.

(4)
The address for Mr. Nolan is c/o Nolan Capital, Inc., 338 Pier Ave., Hermosa Beach, CA 90254.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
(5)
Represents shares of our common stock held by Green Equity Investors CF, L.P., Green Equity Investors Side CF, L.P., LGP Associates CF LLC, GEI Capital CF, LLC, Leonard Green & Partners L.P., LGP Management, Inc., and Peridot Coinvest Manager LLC (collectively, the “Green Funds”). Voting and investment power with respect to the shares held by the Green Funds is shared. Voting and investment power may also be deemed to be shared with certain affiliated entities and investors of such persons. Mr. Seiffer may be deemed to share voting and investment power with respect to such shares due to his position or relationships with affiliates of the Green Funds, and he disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein. Each of the foregoing entities’ and Mr. Seiffer’s address is c/o Leonard Green & Partners, L.P., 11111 Santa Monica Boulevard, Suite 2000, Los Angeles, California 90025. Information included in this footnote is derived from a Schedule 13D/A filed on December 19, 2023.

(6)
Represents shares of our common stock held by the George P. Bauer Revocable Trust, dated 7/20/1990 (the “Bauer Trust”). George P. Bauer is the trustee and beneficiary of the Bauer Trust and has sole power to vote or direct the vote, and to dispose or direct the disposition, of 3,876,794 shares of our common stock owned by the Bauer Trust. The address for the Bauer Trust and George P. Bauer is 499 Silvermine Rd, New Canaan, CT 06840. Information included in this footnote is derived from a Schedule 13D/A filed on March 12, 2024.

(7)
AltraVue Capital, LLC reports sole voting power with respect to 2,309,024 shares, shared voting power with respect to 1,230,594 and sole dispositive power with respect to 3,539,618 shares. The address for AltraVue Capital, LLC is 11747 NE 1st Street, Suite 205, Bellevue, WA 98005-3018. Information included in this footnote is derived from a Schedule 13G/A filed on January 23, 2024.

(8)
FMR LLC reports sole voting and dispositive power with respect to 3,182,790 shares of our common stock. The address for FMR LLC is 245 Summer Street, Boston, MA 02210. Information included in this footnote is derived from a Schedule 13G filed on February 9, 2024.

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EQUITY COMPENSATION PLAN INFORMATION
The following table provides information on our equity compensation plans as of December 31, 2023:
Plan Category:	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants, and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity compensation plans approved by security holders(1)	532,399(2)	$14.82	3,404,137(3)
Equity compensation plans not approved by security holders	—	—	—
Total	532,399	$14.82	3,404,137

(1)
Consists of the 2020 Plan and the AerSale Corporation 2020 Employee Stock Purchase Plan (the “ESPP”).

(2)
All outstanding awards represent shares pursuant to the 2020 Plan.

(3)
Under the 2020 Plan, a total of 2,996,618 shares were available for issuance in the form of restricted stock, restricted stock units, stock options, or other stock-based or cash-based awards as of December 31, 2023, excluding shares to be issued under outstanding equity awards. Under the ESPP, a total of 407,519 shares were available for issuance as of December 31, 2023.

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DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act requires our directors, officers (as defined under Rule 16a-1(f) under the Exchange Act) and stockholders who beneficially own more than 10% of any class of our equity securities registered pursuant to Section 12 of the Exchange Act (collectively, the “Reporting Persons”) to file with the SEC initial statements of beneficial ownership of securities and statements of changes in beneficial ownership of securities with respect to our equity securities. Based solely on our review of the copies of such forms received by us and upon written representations of the Reporting Persons received by us, we believe that there has been compliance with all Section 16(a) filing requirements applicable to such Reporting Persons with respect to the fiscal year ended December 31, 2023, except that a delinquent Form 4 filing for James Fry was filed on October 6, 2023 in respect of shares that were withheld from a March 2023 vest to satisfy tax withholding obligations.

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CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
Policies and Procedures for Related Person Transactions
Our Board of Directors has adopted a written Related Person Transaction Policy, setting forth the policies and procedures for the review and approval or ratification of related person transactions. Under the policy, our finance department is primarily responsible for developing and implementing processes and procedures to obtain information regarding related persons with respect to potential related person transactions and then determining, based on the facts and circumstances, whether such potential related person transactions do, in fact, constitute related person transactions requiring compliance with the policy. If our finance department determines that a transaction or relationship is a related person transaction requiring compliance with the policy, our Chief Financial Officer is required to present to the Audit Committee all relevant facts and circumstances relating to the related person transaction. Our Audit Committee must review the relevant facts and circumstances of each related person transaction, including if the transaction is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party and the extent of the related person’s interest in the transaction, take into account the conflicts of interest and corporate opportunity provisions of our Code of Business Conduct and Ethics, and either approve or disapprove the related person transaction. If advance Audit Committee approval of a related person transaction requiring the Audit Committee’s approval is not feasible, then the transaction may be preliminarily entered into by management upon prior approval of the transaction by the chair of the Audit Committee subject to ratification of the transaction by the Audit Committee at the Audit Committee’s next regularly scheduled meeting; provided, that if ratification is not forthcoming, management will make all reasonable efforts to cancel or annul the transaction. If a transaction was not initially recognized as a related person, then upon such recognition the transaction will be presented to the Audit Committee for ratification at the Audit Committee’s next regularly scheduled meeting; provided, that if ratification is not forthcoming, management will make all reasonable efforts to cancel or annul the transaction. Our management will update the Audit Committee as to any material changes to any approved or ratified related person transaction and will provide a status report at least annually of all then current related person transactions. No director may participate in approval of a related person transaction for which he or she is a related person.
The following are certain transactions, arrangements and relationships with our directors, executive officers and stockholders owning 5% or more of our outstanding common stock, or any member of the immediate family of any of the foregoing persons, since January 1, 2023, other than equity and other compensation, termination, change in control and other arrangements, which are described under “Executive Compensation.”

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STOCKHOLDER PROPOSALS
Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2025 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Secretary at our offices at 255 Alhambra Circle, Suite 435, Coral Gables, Florida 33134 in writing not later than December 24, 2024.
Stockholders intending to present a proposal at the 2025 Annual Meeting of Stockholders, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Amended and Restated Bylaws, as amended. Our Amended and Restated Bylaws, as amended, require, among other things, that our Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not later than the close of business on the 90th day, nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting.
Therefore, we must receive notice of such a proposal or nomination for the 2025 Annual Meeting of Stockholders no earlier than February 4, 2025 and no later than March 6, 2025. The notice must contain the information required by the Amended and Restated Bylaws, as amended, a copy of which is available upon request to our Secretary. In the event that the date of the 2025 Annual Meeting of Stockholders is more than 30 days before or more than 60 days after June 4, 2025, then our Secretary must receive such written notice not earlier than the close of business on the 120th day prior to the 2025 Annual Meeting and not later than the close of business on the 90th day prior to the 2025 Annual Meeting or the close of business on 10th day following the day on which public disclosure of the date of such meeting is first made by us.
In addition to satisfying the foregoing advance notice requirements under our Amended and Restated Bylaws, as amended, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide the Company notice that sets forth the information required by Rule 14a-19 under the Exchange Act postmarked to the Company at its corporate headquarters or transmitted electronically at 255 Alhambra Circle, Suite 435, Coral Gables, FL 33134 no later than April 5, 2024 to comply with the SEC’s universal proxy rules.
We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

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OTHER MATTERS
Our Board of Directors is not aware of any matter to be presented for action at the Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is intended that holders of the proxies named on the Company’s proxy card will vote thereon in their discretion.

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SOLICITATION OF PROXIES
The accompanying proxy is solicited by and on behalf of our Board of Directors, whose Notice of Annual Meeting is attached to this proxy statement, and the entire cost of our solicitation will be borne by us. In addition to the use of mail, proxies may be solicited by personal interview, telephone, e-mail and facsimile by our directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by the brokers, nominees, custodians and other fiduciaries. We will reimburse these persons for their reasonable expenses in connection with these activities.

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AERSALE’S ANNUAL REPORT ON FORM 10-K
A copy of AerSale’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, including financial statements and schedules thereto but not including exhibits, as filed with the SEC, will be sent to any stockholder of record on April 15, 2024, without charge upon written request addressed to:
AerSale Corporation
Attention: Secretary
255 Alhambra Circle, Suite 435
Coral Gables, Florida 33134
A reasonable fee will be charged for copies of exhibits. You also may access this proxy statement and the 2023 Annual Report at www.proxyvote.com. You also may access the 2023 Annual Report at www.ir.aersale.com/sec-filings.
WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING ONLINE, WE URGE YOU TO VOTE YOUR SHARES VIA THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET, AS DESCRIBED IN THIS PROXY STATEMENT. IF YOU RECEIVED A COPY OF THE PROXY CARD BY MAIL, YOU MAY SIGN, DATE AND MAIL THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. PROMPTLY VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION.
By Order of the Board of Directors
/s/ James Fry
James Fry
Executive Vice President, General Counsel and Secretary
April 23, 2024

AerSale, Inc. | 46

SCAN TOVIEW MATERIALS & VOTEAERSALE CORPORATION255 ALHAMBRA CIRCLE, SUITE 435 CORAL GABLES, FLORIDA 33134VOTE BY INTERNETBefore The Meeting — Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 3, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.During The Meeting — Go to www.virtualshareholdermeeting.com/ASLE2024You may attend the meeting via the Internet and vote during the meeting when the polls are open. We recommend, however, that you vote before the meeting even if you plan to participate in the meeting, since you can change your vote during the meeting by voting when the polls are open. Have the information that is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE — 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 3, 2024. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:V45342-P10641KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.DETACH AND RETURN THIS PORTION ONLYDateSignature (Joint Owners)DateSignature [PLEASE SIGN WITHIN BOX]Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.1d. Peter Nolan1e. General C. Robert Kehler 1f. Lt. General Judith Fedder 1g. Andrew LevyNOTE: Such other business as may properly come before the meeting or any continuation, adjournment or postponement thereof.!!!Ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.2.!!!!!!!!!!!!!!!!!!!!!1a. Nicolas Finazzo1b. Robert B. Nichols 1c. Jonathan SeifferFor Against AbstainFor Against AbstainAERSALE CORPORATIONThe Board of Directors recommends you vote FOR each of the seven directors identified below and FOR proposal 2:1.Election of DirectorsNominees:

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. V45343-P10641 AERSALE CORPORATIONTHIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF AERSALE CORPORATION FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 4, 2024The undersigned stockholder(s) of AerSale Corporation hereby appoint(s) Nicolas Finazzo and Martin Garmendia, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this proxy card, all of the shares of common stock of AerSale Corporation that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:30 a.m. Eastern Time on June 4, 2024, via a live webcast at www.virtualshareholdermeeting.com/ASLE2024, and any adjournment, continuation or postponement thereof.Such proxies are authorized to vote in their discretion (x) for the election of any person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, (y) on any matter that the Board of Directors did not know would be presented at the Annual Meeting of Stockholders by a reasonable time before the proxy solicitation was made, and (z) on such other business as may properly be brought before the meeting or any adjournment, continuation or postponement thereof.This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPEContinued and to be signed on reverse side